EXHIBIT 10.20













                            POST-COMPLETION AGREEMENT


                                     BETWEEN


                                   FOCAS, INC.

                                       AND

                            ELECTRIC LIGHTWAVE, INC.

                                                 TABLE OF CONTENTS


                                                                                                               PAGE

ARTICLE I             DEFINITIONS.................................................................................1
                      -----------

ARTICLE II            DESCRIPTION OF TRANSACTION..................................................................8
                      --------------------------

                      2.1      UTILITY AGREEMENTS.................................................................8
                               ------------------
                      2.2      DELEGATION OF CERTAIN ELI DUTIES TO FOCAS..........................................9
                               -----------------------------------------
                      2.3      ELI DUTIES.........................................................................9
                               ----------
                      2.4      LICENSES REVOCABLE.................................................................9
                               ------------------
                      2.5      REGULATORY APPROVAL................................................................9
                               -------------------
                      2.6      CONVERSION FROM REVOCABLE LICENSE TO IRREVOCABLE LICENSE..........................10
                               --------------------------------------------------------
                      2.7      NONEXCLUSIVE USE OF RIGHT OF WAY..................................................10
                               --------------------------------
                      2.8      RESERVATION OF CERTAIN UTILITY COMPANY RIGHTS.....................................10
                               ---------------------------------------------
                      2.9      UTILITY OPERATIONS................................................................10
                               ------------------
                      2.10     NO PROPERTY OR POSSESSORY INTEREST................................................11
                               ----------------------------------
                      2.11     RIGHT OF ENTRY....................................................................11
                               --------------
                      2.12     ENTRY CONDITIONS..................................................................12
                               ----------------
                      2.13     COOPERATION.......................................................................12
                               -----------
                      2.14     DISCLAIMER........................................................................12
                               ----------
                      2.15     OPERATION OF SYSTEM...............................................................12
                               -------------------
                      2.16     CABLE ROUTE.......................................................................13
                               -----------

ARTICLE III           TERM.......................................................................................13
                      ----

                      3.1      TERM..............................................................................13
                               ----
                      3.2      TERMINATION OF AGREEMENT BY ELI...................................................13
                               -------------------------------

ARTICLE IV            PAYMENTS...................................................................................14
                      --------

                      4.1      QUARTERLY PAYMENTS................................................................14
                               ------------------
                      4.2      QUARTERLY PAYMENT DUE DATES.......................................................14
                               ---------------------------
                      4.3      SUPPORTING DOCUMENTATION..........................................................14
                               ------------------------
                      4.4      REIMBURSEMENT OF COSTS............................................................14
                               ----------------------
                      4.5      PAYMENT PROCEDURE.................................................................15
                               -----------------
                      4.6      LATE PAYMENT......................................................................15
                               ------------
                      4.7      PERFORMANCE CRITERIA..............................................................15
                               --------------------
                      4.8      SECURITY INTEREST.................................................................17
                               -----------------




                                                     - i -





ARTICLE V             SYSTEM DESIGN..............................................................................17
                      -------------

                      5.1      FOCAS DESIGN RESPONSIBILITY.......................................................17
                               ---------------------------
                      5.2      ELI DESIGN RESPONSIBILITIES.......................................................18
                               ---------------------------
                      5.3      UTILITY COMPANY INFORMATION.......................................................18
                               ---------------------------
                      5.4      NOTICE OF ADVERSE CLAIMS..........................................................19
                               ------------------------
                      5.5      WORKING DRAWINGS..................................................................19
                               ----------------
                      5.6      SCHEDULING........................................................................20
                               ----------
                      5.7      WARRANTY OF WORK..................................................................20
                               ----------------
                      5.8      DESIGN PERFORMANCE COMMENCEMENT...................................................21
                               -------------------------------

ARTICLE VI            CONSTRUCTION...............................................................................21
                      ------------

                      6.1      SCOPE OF WORK.....................................................................21
                               -------------
                      6.2      REGENERATION FACILITIES...........................................................21
                               -----------------------
                      6.3      WORK STANDARDS....................................................................21
                               --------------
                      6.4      TIME..............................................................................22
                               ----
                      6.5      PERMITS AND APPROVALS.............................................................22
                               ---------------------
                      6.6      SYSTEM MATERIALS..................................................................22
                               ----------------
                      6.7      INTERFACE BETWEEN FOCAS AND ELI...................................................22
                               -------------------------------
                      6.8      TITLE AND RISK OF LOSS............................................................23
                               ----------------------
                      6.9      SYSTEM WARRANTIES.................................................................23
                               -----------------
                      6.10     USE OF CONTRACTORS................................................................23
                               ------------------
                      6.11     INSPECTION OF CONSTRUCTION........................................................24
                               --------------------------
                      6.12     AS-BUILT DRAWINGS.................................................................25
                               -----------------
                      6.13     COMPLETION OF SYSTEM CONSTRUCTION.................................................25
                               ---------------------------------
                      6.14     WARRANTY OF WORK..................................................................26
                               ----------------
                      6.15     CONSTRUCTION PERFORMANCE COMMENCEMENT.............................................26
                               -------------------------------------

ARTICLE VII           PROPERTY RIGHTS, OBLIGATIONS AND MAINTENANCE...............................................26
                      --------------------------------------------

                      7.1      AVOIDANCE OF ENCUMBRANCES.........................................................26
                               -------------------------
                      7.2      PAYMENT OF AD VALOREM TAXES.......................................................27
                               ---------------------------
                      7.3      SALES OR USE TAXES................................................................27
                               ------------------
                      7.4      LIENS.............................................................................27
                               -----
                      7.5      DISCONTINUANCE OR RELOCATION......................................................28
                               ----------------------------
                      7.6      RELOCATION OF CABLE...............................................................28
                               -------------------
                      7.7      DESIGN AND INSTALLATION OF RELOCATED FACILITIES...................................28
                               -----------------------------------------------
                      7.8      UTILITY COMPANY MAINTENANCE RESPONSIBILITIES......................................28
                               --------------------------------------------
                      7.9      MAINTENANCE OF REGENERATION FACILITIES AND SYSTEM ELECTRONICS.....................29
                               -------------------------------------------------------------





                                                     - ii -





                      7.10     RESTORATION PLANS.................................................................29
                               -----------------
                      7.11     PERFORMANCE COMMENCEMENT..........................................................29
                               ------------------------

ARTICLE VIII          REPRESENTATIONS, WARRANTIES AND COVENANTS..................................................29
                      -----------------------------------------

                      8.1      REPRESENTATIONS, WARRANTIES AND COVENANTS OF ELI..................................29
                               ------------------------------------------------
                      8.2      REPRESENTATIONS, WARRANTIES AND COVENANTS OF FOCAS................................31
                               --------------------------------------------------
                      8.3      CONFIDENTIALITY...................................................................32
                               ---------------
                      8.4      COOPERATION.......................................................................34
                               -----------
                      8.5      REGULATORY COMPLIANCE.............................................................35
                               ---------------------
                      8.6      CERTIFICATES......................................................................35
                               ------------
                      8.7      INDEPENDENT STATUS................................................................35
                               ------------------
                      8.8      TRANSACTIONS WITH AFFILIATES......................................................35
                               ----------------------------
                      8.9      FURTHER ASSURANCES................................................................35
                               ------------------
                      8.10     AUDIT RIGHTS......................................................................35
                               ------------
                      8.11     INTERFERENCE......................................................................36
                               ------------
                      8.12     INDEPENDENT SYSTEM OPERATOR.......................................................36
                               ---------------------------
                      8.13     PERFORMANCE IN STEAD..............................................................36
                               --------------------
                      8.14     UTILITY AGREEMENTS................................................................36
                               ------------------

ARTICLE IX            INSURANCE..................................................................................36
                      ---------

                      9.1      REQUIRED INSURANCE COVERAGE.......................................................36
                               ---------------------------
                      9.2      GENERAL CONDITIONS................................................................37
                               ------------------
                      9.3      EVIDENCE OF INSURANCE.............................................................37
                               ---------------------
                      9.4      BLANKET POLICIES..................................................................38
                               ----------------
                      9.5      SELF-INSURANCE....................................................................38
                               --------------

ARTICLE X             ASSIGNMENT AND OTHER TRANSFERS.............................................................38
                      ------------------------------

                      10.1     TRANSFERS.........................................................................38
                               ---------
                      10.2     FINANCING.........................................................................39
                               ---------
                      10.3     RECOGNITION OF TRANSFEREES........................................................39
                               --------------------------
                      10.4     NO ASSUMPTION OR RELEASE..........................................................39
                               ------------------------
                      10.5     MERGERS AND ACQUISITIONS..........................................................39
                               ------------------------

ARTICLE XI            CONDEMNATION...............................................................................39
                      ------------

                      11.1     TAKING............................................................................39
                               ------
                      11.2     NOTICE OF TAKING..................................................................40
                               ----------------





                                                     - iii -





ARTICLE XII           ENVIRONMENTAL HAZARD LIABILITY.............................................................40
                      ------------------------------

                      12.1     RESPONSIBILITIES OF FOCAS.........................................................40
                               -------------------------
                      12.2     RESPONSIBILITIES OF ELI...........................................................40
                               -----------------------
                      12.3     WARNING...........................................................................40
                               -------

ARTICLE XIII          LIABILITY AND INDEMNITY....................................................................41
                      -----------------------

                      13.1     FOCAS INDEMNITY...................................................................41
                               ---------------
                      13.2     ELI INDEMNITY.....................................................................41
                               -------------
                      13.3     NO CONSEQUENTIAL DAMAGES..........................................................41
                               ------------------------
                      13.4     WAIVER OF SUBROGATION.............................................................42
                               ---------------------
                      13.5     DEFENSE OF CLAIMS.................................................................42
                               -----------------
                      13.6     THIRD-PARTY CLAIMS................................................................42
                               ------------------
                      13.7     SURVIVAL..........................................................................42
                               --------
                      13.8     APPLICABILITY OF LIABILITY LIMITATIONS............................................42
                               --------------------------------------
                      13.9     CLAIMS AGAINST THIRD-PARTIES......................................................43
                               ----------------------------
                      13.10    ANTI-INDEMNITY STATUTE............................................................43
                               ----------------------

ARTICLE XIV           FORCE MAJEURE..............................................................................43
                      -------------

                      14.1     EXCUSE OF PERFORMANCE.............................................................43
                               ---------------------
                      14.2     DEFINITION........................................................................43
                               ----------
                      14.3     CONTINUANCE AFTER FORCE MAJEURE EVENT.............................................44
                               -------------------------------------

ARTICLE XV            DEFAULT AND TERMINATION....................................................................45
                      -----------------------

                      15.1     TERMINATION EVENTS................................................................45
                               ------------------
                      15.2     ACTIONS FOLLOWING OCCURRENCE OF TERMINATION EVENT.................................46
                               -------------------------------------------------
                      15.3     NO RELEASE........................................................................47
                               ----------

ARTICLE XVI           DISPUTE RESOLUTION.........................................................................47
                      ------------------

                      16.1     DISPUTE RESOLUTION................................................................47
                               ------------------
                      16.2     NEGOTIATION AND MEDIATION.........................................................47
                               -------------------------
                      16.3     CONFIDENTIALITY...................................................................48
                               ---------------
                      16.4     INJUNCTIVE RELIEF.................................................................48
                               -----------------
                      16.5     CONTINUING OBLIGATION.............................................................48
                               ---------------------
                      16.6     FAILURE OF MEDIATION..............................................................48
                               --------------------






                                                     - iv -





ARTICLE XVII          MISCELLANEOUS..............................................................................48
                      -------------

                      17.1     AMENDMENTS........................................................................48
                               ----------
                      17.2     BINDING EFFECT....................................................................48
                               --------------
                      17.3     WAIVERS...........................................................................48
                               -------
                      17.4     NOTICES...........................................................................49
                               -------
                      17.5     SEVERABILITY......................................................................49
                               ------------
                      17.6     INTERPRETATION....................................................................49
                               --------------
                      17.7     GOVERNING LAW AND CHOICE OF FORUM.................................................50
                               ---------------------------------
                      17.8     COMMISSIONS.......................................................................50
                               -----------
                      17.9     COUNTERPARTS......................................................................50
                               ------------
                      17.10    ATTORNEY FEES.....................................................................50
                               -------------
                      17.11    COSTS.............................................................................50
                               -----
                      17.12    NO THIRD-PARTY BENEFICIARIES......................................................50
                               ----------------------------
                      17.13    ENTIRE AGREEMENT..................................................................50
                               ----------------
                      17.14    SURVIVAL..........................................................................51
                               --------
                      17.15    EXHIBITS..........................................................................51
                               --------


EXHIBITS

Exhibit "A"           Acceptance Testing Standards
Exhibit "B"           Cable Route
Exhibit "C"           Cable Specifications
Exhibit "D"           Performance Criteria
Exhibit "E"           Revenue Sharing Route
Exhibit "F"           Utility Company Agreements
Exhibit "G"           Utility Company Safety Rules
Exhibit "H"           Cable Warranty




                            POST-COMPLETION AGREEMENT


                  THIS POST-COMPLETION AGREEMENT ("Agreement") is made and entered into effective as of the 7th day of May, 1998, by and between FOCAS, INC., a Delaware corporation ("FOCAS"), and ELECTRIC LIGHTWAVE, INC., a Delaware corporation ("ELI").

                                R E C I T A L S :

         A. ELI and FOCAS have entered into that certain Initial Optical Fiber Design and Installation Agreement of even date herewith (the "Initial Agreement") concerning the initial design and installation of a portion of the System (as defined herein).

         B. ELI desires that FOCAS hold itself available to perform, and to perform as necessary, certain post-completion service with respect to the System.

         C. FOCAS, upon the terms, covenants and conditions contained in this Agreement, is willing to hold itself available to perform, and to perform, such post-closing services.

         NOW, THEREFORE, in consideration of the mutual promises contained in this Agreement, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, FOCAS and ELI agree as follows:
                                    ARTICLE I
                                   DEFINITIONS

         As used in this Agreement, the following terms shall have the meanings specified below:

         "Acceptance of Construction" means the written notification from ELI to FOCAS, pursuant to Section 6.11, that specified work has been inspected by ELI and found to have been performed substantially in accordance with the requirements of this Agreement.

         "Acceptance Testing Standards" means ELI's Acceptance Testing Standards set forth on Exhibit "A" attached to and incorporated in this Agreement by reference.

         "Ad  Valorem   Taxes"  means  ad  valorem   property   taxes,   special
assessments, local improvement district levies and other levies assessed against the System or the Right of Way.

         "Affected Portion" means any portion of the System that is or may: (1) be affected by a Taking; (2) become the subject of a lien or transfer; or (3) be damaged or destroyed as the result of the occurrence of an event of casualty.

         "Affiliate" means, with respect to either FOCAS or ELI, any corporation or other entity that controls such party, is controlled by such party, or is with such party under common control of another entity.

         "Approvals" means all permits, approvals and licenses from all government authorities having jurisdiction or approval rights with respect to:
(1) the construction and installation of the System; and (2) the use and occupation of any portion of the Right of Way along the Cable Route where the System is to be located or to be constructed.

         "Approved System Segment" means a System Segment for which Working Drawings have been approved under the terms of this Agreement for construction and installation of the Cable, the Cable Accessories, the Connecting Points and, as applicable, the Regeneration Facilities, the System Electronics and other facilities and equipment associated with the Approved System Segment.

         "Cable" means one or more optical fiber telecommunications cables containing single mode, nondispersion shifted optical fibers to be installed along the Cable Route pursuant to the terms of this Agreement.

         "Cable Accessories" means all hardware and appurtenances necessary for the attachment of the Cable to the Towers.

         "Cable Route" means the corridor in which the Cable for the System will be deployed. An approximate location of the Cable Route is described on Exhibit "B" attached to and incorporated in this Agreement by reference.

         "Cable Specifications" means the drawings and specifications regarding the Cable, the Cable Accessories, and related hardware and materials to be employed in the installation and splicing of the Cable. A copy of the Cable Specifications is attached to and incorporated by reference in this Agreement as Exhibit "C."

         "Cable Use License" means the exclusive right to use the Commercial Fibers contained in the Cable that follows the portion of the Cable Route contained in a particular Utility Company's service territory granted by the Utility Company to ELI in a Utility Agreement. A Cable Use License does not grant to ELI any right to enter upon or to access the Towers, the Substation Sites or the Right of Way of the Utility Company.

         "Chief Engineer" means with respect to FOCAS or ELI, as applicable, the person designated to be responsible for managerial decision making with respect to the System and this Agreement and to give technical or managerial advice.

         "Commercial Fibers" means the single mode, nondispersion shifted optical fibers along the entirety of the Revenue Sharing Route in which ELI holds an exclusive license, lease or IRU.

         "Connecting Point" means any point where the network or facilities of ELI or any Utility Company connect to the System. The connecting point may be:
(1) a splice point in the Cable created during the installation of the Cable for a Utility Company to access its Dark Fibers; or (2) a splice point in a connection box located adjacent to a Regeneration Facility created during the installation of the Cable for ELI's access to the Commercial Fibers.

         "CPUC" means the California Public Utilities Commission.

         "Dark Fiber Lease Services" means the leasing of dark Commercial Fibers or capacity in dark Commercial Fibers by ELI to other telecommunications carriers or commercial users. Dark Fiber Lease Services do not include the Dark Fibers leased by ELI to the Utility Companies.

         "Dark Fibers" means the single mode, nondispersion shifted optical fibers in the Cable along the entirety of each Developed System Segment leased to or reserved by the Utility Companies for the purposes and on the terms described in the Utility Agreements.

         "Developed System Segment" means a System Segment on which all construction and installation work has been completed and regarding which an Acceptance of Construction has been issued.

         "Effective Date" means the date of execution of this Agreement by FOCAS and ELI.

         "Force Majeure Event" shall have the meaning given in Section 14.2.

         "Gross Revenues" means for any accounting period:

                  (1) The sum of: (a) all revenues  billed by ELI for  Transport
         Services and Dark Fiber Lease Services using the Commercial Fibers over all or any portion of the entire Revenue Sharing Route; (b) any other proceeds or value received or receivable by ELI from any condemnation, eminent domain or other Taking, or from the exploitation or commercialization of the System or any interest therein, including, but not limited to, any business interruption insurance proceeds; and (c) any recoveries obtained by ELI from the Utility Companies or others in respect of the System. (2) Less the sum of: (a) any billed revenues from the Revenue Sharing Route actually written off (as determined consistent with ELI's business practices) net of any cash receipts in respect of previously written off billed revenue; (b) relocation costs allocable to and paid by ELI as provided under the terms of any Utility Agreement resulting from a relocation required by a party other than ELI, FOCAS or the applicable Utility Company (as described in Section 7.6);

         (c) Maintenance cost reimbursement payments made by ELI to the Utility Companies under the terms of the Utility Agreements to the extent provided in Section 7.8; (d) the premiums paid for business interruption insurance relating to the Revenue Sharing Route, if any; and (e) the cost of recovering any sum of money from any of the Utility Companies or any other party if the recovered amount is included in Gross Revenues (as defined above).

         "Hazardous Substances" means any waste, pollutant (as that term is defined in 42 U.S.C. ss. 9601(33) or in 33 U.S.C. ss. 1362(13) or any successor statutes thereto), hazardous substance (as that term is defined in 42 U.S.C. ss. 9601(14) or any successor statute thereto), hazardous chemical (as that term is defined by 29 CFR Part 1910.1200(c) or any successor regulation thereto), toxic substance, hazardous waste (as that term is defined in 42 U.S.C. ss. 6901 or any successor statute thereto), radioactive material, special waste, petroleum, including crude oil or any other hydrocarbon based substance, waste, or breakdown or decomposition product thereof, or any constituent of any such substance or waste, including, but not limited to polychlorinated biphenyls, and asbestos.

         "Independent System Operator" means any entity or agency to which any Utility Company has ceded operational control of its electric transmission system. An Independent System Operator, among other powers, has authority to direct the operation of all facilities under its control that affect the reliability of the electric transmission system and to approve requests to take electric transmission equipment out of service.

         "Initial Agreement" means the agreement described in Recital A of this Agreement, the terms, covenants and conditions of which are incorporated in this Agreement by reference.

         "Irrevocable License" means a Cable Use License or a Right of Way License that has been approved by the CPUC as described in Sections 2.5 and 2.6.

         "IRU" means the exclusive indefeasible right to use the Cable and the optical fibers contained therein reserved by ELI under the terms of a Utility Agreement that grants to ELI a Right of Way License.

         "Maintenance"   means:  (1)  routine  visual  inspection,   repair  and
maintenance of the Cable, the Cable Accessories, the Towers and the Right of Way; and (2) disaster restoration.

         "Maps" means any drawings or maps that FOCAS, a Utility Company or ELI is required to prepare, update or submit to any state or federal regulatory agency as required by applicable statute, rule or regulation.

         "Payment Commencement Date" means the day following the Payment Completion Date as defined in the Initial Agreement.

         "Payment Completion Date" shall have the meaning given in the Initial Agreement.

         "Payment Factor" means the percentage factor identified in Section 4.1(b) which when multiplied against the Gross Revenues for a particular accounting period produces the Quarterly Payment.

         "Performance Commencement Date" means the day following the Performance Completion Date as defined in the Initial Agreement.

         "Performance Criteria" means those minimum annual Gross Revenues described in Section 4.7 and set forth on Exhibit "D" attached to and incorporated in this Agreement by reference.

         "Qualified Contractor" means a party with whom ELI or FOCAS contracts to perform any portion of the work for the System over which ELI or FOCAS, as applicable, pursuant to the terms of this Agreement, has responsibility. Each such Qualified Contractor must meet the qualification standards imposed by ELI, FOCAS and the Utility Companies for the type of work to be undertaken by such Qualified Contractor.

         "Quarterly Payments" means the quarterly payments ELI shall make to FOCAS under the terms of this Agreement as described in Section 4.1.

         "Regeneration Facilities" means each building along the Cable Route housing any System Electronics used by ELI to operate the System, including terminal and regenerator equipment. For purposes of this Agreement, ELI shall design, engineer and construct the Regeneration Facilities. In addition, ELI shall own or lease the physical structure comprising a Regeneration Facility, and shall own and install all System Electronics used in connection with each Regeneration Facility.

         "Revenue Sharing Route" means the cable path for the Commercial Fibers over an estimated 1300 Route Miles. An approximate location of the Revenue Sharing Route is described on Exhibit "E" attached to and incorporated in this Agreement by reference.

         "Revocable Licenses" means a Cable Use License or a Right of Way License regarding which the CPUC has not granted approval to the applicable Utility Company to convert such license to an Irrevocable License as described in Sections 2.5 and 2.6.

         "Right of Way" means the Utility Companies' real property and rights related thereto created pursuant to a grant, easement, lease, license or other agreement which are used for the Cable Route.

         "Right of Way License" means the nonexclusive right to use the Towers, Substation Sites and Right of Way of a particular Utility Company to install and operate the System granted by the Utility Company to ELI under the terms of a Utility Agreement. The Right of Way License includes the exclusive right to use the Commercial Fibers on such Utility Company's portion of the Cable Route.

         "Route Miles" means the actual miles traversed by the Commercial Fibers (including spurs) based on the "as-built" drawings described in Section 6.12.

         "Scheduled Completion Date" means the date agreed upon by FOCAS and ELI under the provisions of Section 5.6 by which construction of an Approved System Segment under the terms of this Agreement should be completed.

         "Service Ready Date" means the date when the Commercial Fibers for any particular System Segment are fully installed and meet the Acceptance Testing Standards, as evidenced by the issuance of an Acceptance of Construction for that System Segment.

         "Substation Sites" means those areas on or near the Right of Way where a Utility Company owns or leases the land and maintains electric transmission or distribution equipment and on which ELI, pursuant to the terms of the Utility Agreements, may locate Regeneration Facilities.

         "System" means all of the Cable, the Cable Accessories, the Connecting Points, the Regeneration Facilities, the System Electronics and other improvements and equipment forming a part of the telecommunications network constructed or installed pursuant to the terms of this Agreement over the Cable Route.

         "System Electronics" means all items of equipment, hardware, software, electronics, optronics and any components thereof owned by ELI that are used to transmit or monitor telecommunications services over the System.

         "System Integrity" means the operation of a Utility Company's electric system in a manner that is deemed to minimize the risk of injury to persons and property and enable the Utility Company to provide adequate and reliable electric service to its customers, as determined by the Utility Company.

         "System  Materials"  means  all  Cable,   Cable   Accessories,   System
Electronics, and other equipment and materials obtained by FOCAS or ELI under the terms of this Agreement to construct or equip any portion of the System.

         "System Segment" means a portion of the System with defined beginning and end points.

         "Taking" means the exercise of the power of eminent domain by any public or quasi-public authority, or any other entity having the same or similar authority to divest title to real or personal property from a person.

         "Term" means the period of time beginning on the Effective Date and terminating on that date which is thirty (30) days after the twentieth (20th) year anniversary of the date the entire Revenue Sharing Route is completed.

         "Tower" means a tower or pole along the Cable Route: (1) erected for electric power transmission, including all attendant equipment, structures and power sources; or (2) used for the attachment of electrical power transmission or distribution facilities.

         "Tower Sites" means those areas on the Right of Way on which Towers are located.

         "Transferee" means any individual or entity to which either FOCAS or ELI, pursuant to Article X, transfers or assigns any interest in this Agreement.

         "Transport Services" means individual circuits used or sold as bulk transport by ELI to other telecommunications carriers or to commercial users for long-haul traffic on the Commercial Fibers.

         "Utility Agreements" means the written agreements entered into by ELI with the Utility Companies, or by ELI and FOCAS with any Utility Company, which provide, among other things, for the design, engineering, construction and installation of the System. Copies of the Utility Agreements are attached to and incorporated by reference in this Agreement as Exhibit "F."

         "Utility Companies" means Pacific Gas and Electric Company, PacifiCorp, Southern California Edison, and any other electric power transmission company with which ELI enters into a written agreement for use of Right of Way to construct and install a portion of the System.

         "Utility Operations" means the procurement, generation, transmission, distribution, management or monitoring by a Utility Company of its services, or any combination thereof, including, without limitation, consulting and advising with respect to the use thereof and providing all related equipment and services.

         "Working Drawings" means the construction plans for the installation of the System along the Cable Route.

                                   ARTICLE II
                           DESCRIPTION OF TRANSACTION

         2.1 UTILITY AGREEMENTS. Under the terms of the Utility Agreements, the Utility Companies and ELI have or will agree to design, engineer and install the System along the Cable Route. ELI has entered into, or is about to enter into a separate Utility Agreement with each of the Utility Companies relating to that portion of the Right of Way owned or controlled by each such Utility Company. The duties and responsibilities of the Utility Companies and ELI under the terms of the Utility Agreements are summarized below:

                      (a) UTILITY COMPANIES. Under the terms of the Utility Agreements, each Utility Company agrees to grant to ELI a Right of Way License, or a Cable Use License.

                           (1) Under a Utility Agreement which grants a Right of
                  Way License to ELI, the applicable Utility Company: (A) grants to ELI a license to enter upon the Right of Way controlled by such Utility Company for the purposes of designing, engineering, constructing and installing the System; (B) authorizes ELI and ELI's employees, agents and contractors to enter on such Utility Company's Right of Way, Towers and Substation Sites to exercise ELI's rights under the terms of its Utility Agreement with ELI; (3) allows ELI to reserve for ELI's exclusive use an IRU in and to the Cable to be installed on such Utility Company's Right of Way; and (4) upon completion of the construction and installation of the System, leases from ELI Dark Fibers in the Cable installed on such Utility Company's Right of Way.

                           (2) Under a Utility  Agreement  which  grants a Cable
                  Use License to ELI, the applicable  Utility Company agrees to:
                  (A) design and install an optical fiber communications system using the Utility Company's Right of Way along its portion of the Cable Route; (B) upon completion of the installation of the Cable along its portion of the Cable Route, grant to ELI an exclusive license to use the Commercial Fibers in the Cable installed by the Utility Company on such Utility Company's Right of Way; and (C) reserve for the Utility Company's own use the Dark Fibers to be installed on such Utility Company's Right of Way.

                      (b) ELI. Under the terms of the Utility Agreements, ELI makes the following undertakings:

                           (1) With respect to a Utility  Agreement  that grants
                  to ELI a Right of Way License, ELI agrees to: (A) design, engineer, construct and install the System; (B) upon completion of the construction and installation of the System on such Utility Company's portion of the Cable Route, and subject to ELI's reservation of an exclusive IRU to the Commercial Fibers along such portion of the Cable Route, transfer legal title to the Cable and the Cable Accessories installed on the Utility Company's Right of Way to that Utility Company; and (C) upon completion of the construction and installation of the System on such Utility Company's portion of the Cable Route, lease to such Utility Company the Dark Fibers in the Cable installed on such Utility Company's Right of Way.

                           (2) With respect to a Utility  Agreement  that grants
                  to ELI a Cable Use License, ELI agrees to: (A) supply the Cable for use in the installation of the System on the Utility Company's portion of the Cable Route; and (B) upon completion of the construction and installation of the System along such portion of the Cable Route, transfer legal title to the Cable and the Cable Accessories installed on the Utility Company's Right of Way to that Utility Company.

         2.2 DELEGATION OF CERTAIN ELI DUTIES TO FOCAS. Under the terms of the Initial Agreement, ELI delegates to FOCAS (as contemplated by the terms of the Utility Agreements) certain of the duties and responsibilities assumed by ELI under the terms of the Utility Agreements. In consideration of the Quarterly Payments made by ELI to FOCAS under the terms of the Initial Agreement with respect to the portion of the Cable Route for which FOCAS has responsibility:
(a) FOCAS, at its expense, shall manufacture or acquire and deliver the Cable for the System for all of the Cable Route; and (b) with respect only to those Utility Agreements that grant a Right of Way License, FOCAS, at its expense, either directly or indirectly through one or more approved Qualified Contractors and in accordance with the requirements of Article V, shall perform or cause to be performed the design, engineering and installation work for the Cable, the Cable Accessories and the Connecting Points.

         2.3 ELI DUTIES. As provided in and subject to the provisions of the Initial Agreement, ELI, at its expense, shall design, engineer and construct the Regeneration Facilities, and shall acquire and install all System Electronics.

         2.4 LICENSES REVOCABLE. Under the terms of the Utility Agreements, the Right of Way Licenses and the Cable Use Licenses are revocable, until such time as each license is approved by the CPUC (as described in Section 2.5). Consequently, until approval is obtained from the CPUC, the rights of ELI and, hence FOCAS, under the terms of the Right of Way Licenses and the Cable Use Licenses shall consist only of a revocable right to use and shall be subject to all terms, covenants and conditions applicable to such licenses as contained in the Utility Agreements.

         2.5 REGULATORY APPROVAL. Each Utility Company and ELI shall jointly apply to the CPUC under Section 851 of the California Public Utilities Code for an Approval authorizing the Utility Company to enter into an irrevocable Right of Way License or Cable Use License, as applicable, with ELI. FOCAS shall cooperate fully in the application process by providing, at FOCAS's sole cost and expense, any information, personnel or other resources a Utility Company or ELI may reasonably request from time to time. FOCAS's cooperation shall include assisting in the preparation of applications, discovery and testimony and making available to the Utility Companies, ELI, the CPUC and other relevant authorities all necessary and appropriate FOCAS information and personnel. ELI shall provide FOCAS with a copy of all such applications made to the CPUC under the terms of the Utility Agreements. ELI makes no representation or warranty concerning the likelihood that any such Approval can be secured, or with respect to the nature or extent of any conditions or limitations which may be imposed thereby, how long the application or approval process may take, or the costs that may be incurred in such process.

         2.6 CONVERSION FROM REVOCABLE LICENSE TO IRREVOCABLE LICENSE. If and when a Utility Company secures a final non-reviewable Approval from the CPUC to enter into an irrevocable Right of Way License or Cable Use License, as applicable, with ELI for the purposes and on the terms set forth in the applicable Utility Agreement, the revocable nature of the license described in the applicable Utility Agreement shall automatically convert into an Irrevocable License. Except as specifically described in the Utility Agreements, each such Irrevocable License shall be on the same terms, covenants and conditions as the Revocable License it replaces. ELI shall provide written notice to FOCAS of the conversion of each Revocable License to an Irrevocable License, which notice shall specify the effective date thereof. Thereafter, use, as applicable, of the Cable, the Towers, the Substation Sites and the Right of Way by ELI and FOCAS for such portion of the Cable Route shall be in accordance with the terms of the Irrevocable License contemplated by the applicable Utility Agreement.

         2.7 NONEXCLUSIVE USE OF RIGHT OF WAY. Under the terms of the Utility Agreements, any use of a Utility Company's Towers, Substation Sites and Right of Way granted to ELI is expressly made nonexclusive. In addition, each Utility Company expressly reserves the right to negotiate with any third-party with respect to the use by such third-party of such Utility Company's Towers, Substation Sites and Right of Way, subject to the rights specifically granted to ELI under the applicable Utility Agreement.

         2.8 RESERVATION OF CERTAIN UTILITY COMPANY RIGHTS. FOCAS understands and acknowledges that under the terms of the Utility Agreements, each Utility Company reserves for itself, its successors and assigns, the right to use such Utility Company's Towers, Substation Sites and Right of Way, or any portion thereof, for any purpose such Utility Company finds necessary, together with the right to enter upon or into such Towers, Substation Sites and Right of Way, or any portion thereof, at all times, and for any and all purposes. Further, each Utility Company may exercise such rights without any notice to or consent from ELI or FOCAS and without payment of any compensation to ELI or FOCAS.

         2.9 UTILITY OPERATIONS. FOCAS also understands and acknowledges that under the terms of the Utility Agreements, if a Utility Company determines that modifications to the Towers, the Substation Sites, or the Right of Way owned or controlled by such Utility Company over, upon or through which the System is installed, or any portion thereof, are necessary to conduct Utility Operations in a manner that adversely affects the use of the System, the Utility Company must provide ELI with twelve (12) months' prior written notice of its intention to make such modifications. The notice must be accompanied with an alternate route plan for the Affected Portion of the System, to the extent any such alternate route plan can be made available. However, the foregoing right is not available after a Revocable License converts to an Irrevocable License as described in Section 2.6.

         2.10  NO  PROPERTY  OR  POSSESSORY  INTEREST.   Neither  the  Revocable
Licenses, the Irrevocable Licenses, ELI's exercise of its rights under any Utility Agreement, or FOCAS's exercise of its rights under this Agreement, shall confer upon FOCAS any property interest in any of the Towers, the Substation Sites, or the Right of Way, whether or not owned in fee simple by a Utility Company or a third-party. Notwithstanding the generality of the foregoing sentence, FOCAS, subject to the terms of the Initial Agreement, this Agreement and the Utility Agreements that grant a Right of Way License, shall have the right to enter upon the Towers, the Substation Sites and the Right of Way to install the Cable and the Cable Accessories, and to construct the Connecting Points. FOCAS shall have no such right of entry with respect to a Utility Company's Towers, Substation Sites and Right of Way that are subject to a Cable Use License only.

         2.11 RIGHT OF ENTRY. FOCAS shall notify ELI's Project Manager and, if requested by ELI, the applicable Utility Company whenever FOCAS intends to enter upon the Towers, the Substation Sites and the Right of Way of a Utility Company that has granted a Right of Way License to ELI in connection with FOCAS's performance under this Agreement in accordance with the following notice requirements:

                      (a) FOCAS shall give not less than seventy-two (72) hours prior notice by telephone to ELI at (360) 816-4032 before entering any Right of Way for the purpose of surveying and inspecting or making such engineering and other tests as may be necessary or desirable for FOCAS to complete the Working Drawings, including, without limitation, engineering, design and installation plans and costs estimates for the work contemplated by this Agreement.

                      (b) FOCAS shall give not less than one week's prior telephone notice to ELI at (360) 816-4032 before entering any Right of Way for the performance of any construction to be performed by FOCAS or by others consistent with and under the terms of Section 6.10.

                      (c) FOCAS shall give not less than forty-eight (48) hours prior telephone notice to ELI at (360) 816-4032 before entering any Right of Way for the purpose of inspection, testing, Maintenance, repair or exercise of any other right of FOCAS under this Agreement with respect to any portion of the System not attached to the Towers.

                      (d) In cases of emergency with respect to any portion of the installed Cable, FOCAS shall provide as much prior telephone notice as possible to ELI at (360) 816-4032.

         2.12 ENTRY CONDITIONS. ELI, from time to time by written notice to FOCAS, may specify additional entry conditions or requirements relating to a Right of Way License arising out of the relationship of a Utility Company with a particular land owner, including, without limitation, prior telephone notice to the land owner, no entry unless accompanied by the applicable Utility Company's personnel, and entry only through a specific route. FOCAS's right of entry to the Towers, the Substation Sites and the Right of Way subject to a Right of Way License is further subject to the conditions that: (a) FOCAS shall comply with each Utility Company's established safety rules, copies of which are attached to and incorporated by reference in this Agreement as Exhibit "G," when working around the Towers, cables or other elements of the Utility Companies' electric power transmission system; and (b) FOCAS shall indemnify ELI with respect to such entry as further provided in Section 13.1 of this Agreement. If entry by FOCAS is scheduled to last more than one consecutive day, a single telephone notice describing the scope and duration of the entry shall be sufficient notice. If such scope or duration changes, additional notice consistent with the requirements of Section 2.11 shall be given.

         2.13 COOPERATION. FOCAS shall cooperate with ELI and each Utility Company in designing, engineering, constructing and installing the System. FOCAS shall follow and comply with the applicable Cable Specifications and safety rules of each Utility Company in fulfilling FOCAS's obligations under this Agreement.

         2.14 DISCLAIMER. ELI makes no representation or warranty whatsoever (including no warranty of merchantability or fitness for a particular purpose) concerning the nature, adequacy or suitability of the Towers, the Substation Sites, or the Right of Way for the purposes intended by FOCAS. FOCAS acknowledges that neither ELI nor any of ELI's officers, employees or agents has made, nor is FOCAS entering into the Initial Agreement or this Agreement in reliance upon, any such representation or warranty.

         2.15 OPERATION OF SYSTEM. Following the Service Ready Date for each Developed System Segment, unless expressly provided otherwise in this Agreement, FOCAS's rights under this Agreement to such Developed System Segment shall be limited to the receipt of Quarterly Payments derived from the Revenue Sharing Route as described in Section 4.1 and FOCAS's other rights under Article IV. ELI shall have full authority and responsibility with respect to the operation of the System and the marketing, pricing and sale of Transport Service and Dark Fiber Lease Services over the Revenue Sharing Route. ELI shall keep FOCAS generally informed regarding ELI's marketing efforts with respect to the Revenue Sharing Route and, without obligation, shall accept input from FOCAS regarding the marketing of services over the Revenue Sharing Route.

         2.16 CABLE ROUTE. FOCAS and ELI estimate that the portion of the Revenue Sharing Route for which FOCAS has responsibility under this Agreement will extend a distance of 920 Route Miles when the System is completed. In the event Working Drawings for the Cable Route project the total distance of the Cable Route will exceed such estimate by more than 10 Route Miles, or fall short of such estimate by more than 10 Route Miles, FOCAS and ELI shall meet expeditiously to discuss and negotiate in good faith the effect of such overage or shortfall. Among other things, FOCAS and ELI may agree to modify the projected Cable Route, adjust the Payment Factor identified in Section 4.1, or modify other financial considerations between them as described in this Agreement.

                                   ARTICLE III
                                      TERM

         3.1 TERM. The Term of this Agreement shall commence on the Effective Date and shall continue, unless sooner terminated pursuant to the terms of this Agreement, until midnight Pacific time on that date which is thirty (30) days after the twentieth (20th) year anniversary of the date the entire Revenue Sharing Route is completed. ELI shall exercise its rights to renew or extend the term of any Utility Agreement to the extent necessary to avoid the expiration of the term of such Utility Agreement prior to the expiration of the Term of this Agreement. Notwithstanding the commencement of the Term on the Effective Date, ELI's payment obligations under Section 4.1 shall not commence until the Payment Commencement Date, and obligations of FOCAS and ELI under Articles V, VI and VII shall not commence until the Performance Commencement Date.

         3.2 TERMINATION OF AGREEMENT BY ELI. With ten (10) days' prior written notice to FOCAS, ELI may terminate this Agreement if by the sixtieth (60th) day following the Effective Date:

                      (a) ELI and FOCAS, in their reasonable discretion, determine that the operating requirements, protocols, rules or policies of any Independent System Operator, and the transfer of operational control of electric transmission systems to such Independent System Operator make it economically infeasible for: (1) ELI and FOCAS to design or construct the System; or (2) for ELI to use the System for the purposes contemplated by this Agreement and the Utility Agreements; or

                      (b) The Detailed Restoration Plans (as defined in the Utility Agreements) in form and content reasonably acceptable to the Utility Companies and ELI have not been completed.

                                   ARTICLE IV
                                    PAYMENTS

         4.1 QUARTERLY PAYMENTS. In consideration of the interest of FOCAS and the performance by FOCAS of its obligations specified in this Agreement, ELI shall pay the Quarterly Payments to FOCAS according to the following specifications:

                      (a)  The   Quarterly   Payment   shall  be  calculated  by
         multiplying the Gross Revenues for the applicable three month period by the Payment Factor.

                      (b) The Payment Factor shall be * percent (*).

         4.2 QUARTERLY PAYMENT DUE DATES. Throughout the period commencing as of the Payment Commencement Date and throughout the balance of the Term, the Quarterly Payments shall be due and payable within thirty (30) days after each three month period following the Payment Commencement Date. It is understood that the Payment Commencement Date may occur during (rather than at the end of) a three-month period under the Initial Agreement. In such case, the Payment Factor shall apply with respect to Gross Revenues after such date notwithstanding that the period applicable to the first payment may be less than three (3) full months.

         4.3 SUPPORTING DOCUMENTATION. Each Quarterly Payment shall be accompanied by a quarterly report detailing the Gross Revenues, identified into categories of revenues, including Dark Fiber Lease Services and Transport Services. ELI and FOCAS shall agree on a reporting format to be used prior to the due date of ELI's first Quarterly Payment.

         4.4 REIMBURSEMENT OF COSTS. On or before the twentieth (20th) working day of each calendar month following the Performance Commencement Date, ELI and FOCAS shall prepare and submit to each other, if applicable, an invoice for all identified reimbursable costs pursuant to Articles III, V, VI and VII and XIII incurred by or for the account of the invoicing party during the immediately preceding calendar month, together with all other identified reimbursable costs previously incurred by the invoicing party and not previously invoiced. For purposes of this Section 4.4, "incurred" means the actual and reasonable payments made by the invoicing party to contractors, vendors, suppliers and other third-parties, as well as reasonable expenses booked or recorded by the invoicing party for costs relating to its own personnel, materials and supplies charged to such work, including actual and direct costs including fully loaded labor costs (calculated at 1.3 times base compensation). The full amount of each such invoice shall be due and payable by the invoiced party within thirty (30) days following receipt thereof. If the invoiced party disputes any amount invoiced under this Section 4.4, the amount not in dispute shall be promptly paid and any disputed amount that is ultimately determined to have been payable shall be paid promptly following resolution of the dispute. Any dispute that is not resolved by mutual agreement of the parties shall be resolved in accordance with Article XVI.


*  Confidential   information  has  been  omitted  pursuant  to  a  request  for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

          4.5 PAYMENT PROCEDURE. Any fees payable to FOCAS or ELI under this Agreement shall be made by check payable to FOCAS or ELI, as applicable, and sent to the following addresses:

          If to FOCAS, to:                   FOCAS, Inc.
                                             1685 Bluegrass Lakes Parkway
                                             Alpharetta, Georgia 30201
                                             Attn: Treasurer

          If to ELI, to:                     Electric Lightwave, Inc.
                                             8100 N.E. Parkway Drive, #200
                                             Vancouver, Washington 98662
                                             Attn:    Finance Department

Either party may, at its option, and upon not less than five (5) working days prior written notice to the other, change the place of payment described above.

         4.6 LATE PAYMENT. If any payment under the terms of this Agreement is not received by the party entitled to payment within fifteen (15) days after the date it becomes due, the payor shall pay to the payee, in addition to the amount due, a late fee charge in an amount equal to five percent (5%) of the amount due. The late payment charge shall not apply to amounts not paid because of a good faith dispute between the parties.

         4.7 PERFORMANCE CRITERIA.

                      (a) ANNUAL REQUIREMENT. ELI shall achieve Gross Revenues (including Gross Revenues under the Initial Agreement in the year in which the Payment Commencement Date occurs) from the Revenue Sharing Route in an amount equal to or greater than the applicable Performance Criteria set forth on Exhibit "D" attached to this Agreement. The Gross Revenues requirement shall be measured annually beginning with the twelve (12) month period which begins thirty (30) days after the entire Revenue Sharing Route is completed. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, in the event ELI cannot provide telecommunications services along any material portion of the Revenue Sharing Route for more than a continuous period of twelve (12) hours due to a failure of the cable, an event of casualty or a Force Majeure Event which is not adequately covered by business interruption insurance, the Performance Criteria for the applicable year (as shown of Exhibit "D") shall be reduced proportionately based on a fraction, the numerator of which is the number of days (rounded up to the nearest one-half day) the Revenue Sharing Route is non-operational, and the denominator of which is three hundred sixty-five (365).

                      (b) PERFORMANCE AUDITS. FOCAS shall have the right to make a performance audit within sixty (60) days of the conclusion of each annual period. If FOCAS determines that ELI has failed to meet the annual Performance Criteria, FOCAS shall give ELI written notice of such failure. ELI shall have thirty (30) working days after receipt of written notice from FOCAS in which to: (1) review the results of FOCAS's audit; (2) provide any new information or data that might alter FOCAS's audit conclusions; and (3) consider a resolution of any differences of opinion concerning the results of the performance audit, or both.

                      (c) RIGHTS OF FOCAS AND ELI.  If at the end of such thirty
         (30) working day period, FOCAS and ELI have not reached an agreement to resolve any differences of opinion concerning the results of a performance audit, FOCAS and ELI shall have the rights described below:

                           (1) ELI,  at its  option,  may  cure the  Performance
                  Criteria shortfall by paying FOCAS the Quarterly Payments that, in the aggregate, would be required if ELI had met the Performance Criteria for the annual period in question.

                           (2) If ELI elects not to cure the Performance Criteria shortfall, or in the event of a default by ELI as described in Section 15.1(b)(5), this Agreement shall continue and FOCAS, at its option and without prejudice to its rights to Quarterly Payments (as provided in this Article IV), may succeed to ELI's interest in the unused Commercial Fibers over the entire Revenue Sharing Route, subject to the terms, covenants and conditions of the Utility Agreements. If FOCAS elects to succeed to ELI's interest in the unused Commercial Fibers, ELI shall have the right, subject to the terms of this Agreement, to continue its use of the Commercial Fibers then being used by ELI to provide Transport Services and Dark Fiber Lease Services. In addition, during the balance of the Term, ELI shall have the right to lease unused dark fiber capacity in the System from FOCAS on the same terms offered by FOCAS to other carriers for similar services using comparable capacity and for a comparable term. Such right to lease unused dark fiber capacity is not a right of first refusal in favor of ELI, and FOCAS may lease unused dark fiber capacity to other telecommunications carriers or users. During any period when ELI continues to use any portion of the Commercial Fibers (as provided in this Section 4.7(c)(2)), ELI shall continue to make the Quarterly Payments required in this Article IV.

                           (3) In the event FOCAS exercises its right to succeed
                  to ELI's interest in the unused Commercial Fibers as provided above, ELI shall cooperate with FOCAS to allow co-location of other users of the Commercial Fibers in ELI's Regeneration Facilities, based on the availability of space. FOCAS or such other users shall pay ELI then existing market rates for co-location services.

                           (4)  Notwithstanding  any  other  provision  of  this
                  Agreement, the rights and obligations of FOCAS and ELI described in this Section 4.7(c) shall constitute the sole remedy of FOCAS for a failure by ELI to satisfy the Performance Criteria. No such failure in and of itself shall constitute a breach of this Agreement or entitle FOCAS to damages for breach of contract.

                      (d) DISPUTE RESOLUTION. Nothing in this Section 4.7 shall prevent either FOCAS or ELI from seeking a resolution of any dispute hereunder pursuant to the provisions of Article XVI of this Agreement.

         4.8 SECURITY INTEREST.

                      (a) CONSENTS. ELI shall promptly determine whether any consent of a lender or other party is required for ELI to grant to FOCAS the security interest described in Section 4.8(b). If consent is required, ELI shall use reasonable efforts to obtain such consent.

                      (b) GRANT OF SECURITY INTEREST. Subject to the determination that consent is not required and, if consent is required, subject to ELI obtaining all such required consents, ELI hereby grants to FOCAS a security interest in the Gross Revenues and all accounts arising thereunder, now or hereafter existing, and all proceeds of the foregoing to the extent of FOCAS's interest in the Gross Revenues (as described in this Agreement). Such security interest shall become effective upon ELI's determination that: (1) consent, as provided above in this Section 4.8 is not required; or (2) all required consents have been obtained.

                      (c) FINANCING STATEMENTS. Following the effective date of the grant of the security interest described in Section 4.8(b), ELI shall execute and deliver to FOCAS any Uniform Commercial Code Financing Statements or Continuation Statements necessary to perfect or continue the perfection of FOCAS's security interest in the Gross Revenues.

                      (d) ENFORCEMENT OF SECURITY INTEREST. FOCAS may exercise its remedies with respect to the security interest granted in Section 4.8(b) only upon the occurrence and continuance of a default by ELI under Section 15.1(b)(5) of this Agreement.

                                    ARTICLE V
                                  SYSTEM DESIGN

         5.1 FOCAS DESIGN RESPONSIBILITY. Subject to the terms of the applicable Utility Agreement, in the event of any replacement or relocation of any material portion of the System following the Performance Commencement Date, FOCAS, at FOCAS's cost and expense, shall design and engineer the Cable and the Cable Accessories to follow the portion of the Cable Route for which FOCAS has responsibility under this Agreement and any modifications to the Towers, the Substation Sites or the Right of Way necessary to accommodate the Cable, the Cable Accessories and the Connecting Points. The design shall include only those modifications to the Towers needed to accommodate installation of the Cable and the Cable Accessories and shall not include any upgrade by any Utility Company, unless requested by the Utility Company and paid for separately by the Utility Company to FOCAS. Any such additional upgrade work shall not materially interfere with or delay the design or construction of any System Segment. In addition, the design shall include optical fiber drop-offs at each Regeneration Facility site including the Connecting Points adjacent to the Regeneration Facilities. FOCAS shall furnish ELI with copies of any computer models, analyses, and design specifications developed for modifications to the Towers. In fulfilling its responsibilities under this Section 5.1, FOCAS shall follow:
(a) the Cable Specifications; (b) the Utility Companies' established procedures for working in and around the Towers and their electric transmission facilities, including the applicable safety rules set forth on Exhibit "G" attached to this Agreement; (c) the Utility Companies' design specifications relating to the Dark Fibers and associated Connecting Points; (d) the Utility Companies' engineering standards and specifications for the Towers; (e) ELI's design specifications relating to the Connecting Points for optical fiber drop-offs adjacent to the Regeneration Facilities; and (f) FOCAS's customary design and engineering standards and specifications. FOCAS shall reimburse ELI for any design, engineering, drawing review, or analysis that ELI performs for the System in the place of FOCAS under the terms of this Agreement as provided in Section 4.4.

         5.2 ELI DESIGN RESPONSIBILITIES. In the event of any replacement or relocation of the System following the Performance Completion Date, ELI, at ELI's cost and expense, shall design and engineer the Regeneration Facilities and all System Electronics. The design shall include the extension of fiber optic cable from the Regeneration Facilities out to the Connecting Points adjacent to the Regeneration Facilities. ELI shall reimburse FOCAS for any design, engineering, drawing review, or analysis that FOCAS performs for the System in the place of ELI under the terms of this Agreement as provided in
Section 4.4.

         5.3 UTILITY COMPANY INFORMATION. To facilitate FOCAS's design and engineering responsibilities under this Agreement, ELI shall furnish to FOCAS, to the extent available from the Utility Companies, with reasonable promptness after request from FOCAS, and upon the condition that FOCAS shall reimburse ELI for ELI's reasonable cost of obtaining and delivering the same:

                      (a) Copies of all Utility Company established procedures for working in and around the Towers and copies of all Utility Company transmission facilities and design specifications relating to the Dark Fibers and associated Connecting Points.

                      (b) Copies of all available Maps, charts and other engineering data and documentation pertaining to specified portions of the Right of Way and the physical conditions thereof, including the location and nature of all Towers, power stations, Substation Sites, and other improvements, as well as all relevant engineering data and plans relating thereto;

                      (c) Copies of all available title documentation with respect to specified sections of the Right of Way (including existing easements, rights of use or other use or occupancy rights, if any, previously granted), the Tower Sites, the Substation Sites and other existing agreements respecting the Right of Way (including, without limitation, utility crossings) and restrictions on the right to use and to occupy the same for the purposes intended by this Agreement;

                      (d) Any available information on pending or planned relocation projects by the Utility Companies or others along specified sections of the Right of Way and information regarding material scheduling restraints on obtaining temporary clearances on particular System Segments along the Right of Way;

                      (e) Maps and other available documentation sufficient to describe the identity and location of other users of specified portions of the Right of Way, the Tower Sites, the Substation Sites and the Towers, as well as identification of areas within the Right of Way which might contain title or possession problems due to the nature of the ownership, third-party right of way ownership (including, without limitation, reversionary or reentry rights of underlying fee owners) or third-party rights to use the Towers; and

                      (f) A copy of each Map of any portion of the Cable Route each year throughout the Term, when prepared and filed with any government agency, and a copy of any amendments or supplements to each Map which may be prepared and so filed from time to time.

         5.4 NOTICE OF ADVERSE CLAIMS. ELI shall promptly notify FOCAS in writing of any adverse claims, actual or threatened, affecting the Right of Way, the Towers, the Tower Sites, the Substation Sites, the Regeneration Facilities, or the Cable Route.

         5.5 WORKING DRAWINGS. When under the terms of this Agreement FOCAS has completed the design for any System Segment, FOCAS shall either prepare, or cause any applicable contractor to prepare, and submit to ELI Working Drawings for the construction of that System Segment. The Working Drawings shall include plans and specifications for the Cable, the Cable Accessories and the Connecting Points (including Connecting Points for the Dark Fibers at locations designated by the applicable Utility Company). Within thirty (30) working days of submission of the Working Drawings, ELI shall approve the same in whole or in part (which approval shall not be unreasonably withheld) or raise any objections to the Working Drawings, which objections shall be stated in writing and in reasonable detail and include a statement of the necessary modifications required to obtain approval. If ELI fails to respond within such thirty (30) working day period, ELI shall be deemed to have approved the Working Drawings. Upon receipt of any objections to the Working Drawings, FOCAS shall use its reasonable efforts to: (i) correct, or cause the applicable contractor to correct, the Working Drawings with respect to which such objections were noted by making appropriate changes thereto and to re-submit the same to ELI for approval or objection as stated above; or (ii) dispute such objection by referring the matter in question for determination to the Chief Engineers of FOCAS and ELI (without thereby waiving any rights with respect to the matter in controversy). Approval by ELI of Working Drawings submitted by FOCAS shall constitute ELI's approval solely with respect to ELI's telecommunications system and shall in no way be deemed to constitute an opinion of ELI with respect to the effect of the telecommunications system on any Utility Company's electric transmission system.

         5.6 SCHEDULING. ELI and FOCAS shall jointly develop an implementation plan for the design and construction of any System Segments under the terms of this Agreement. The implementation plan shall include a master schedule for all phases of System design, engineering, placement of Regeneration Facilities, bidding, permitting, clearances, construction, testing and required Approvals. The implementation plan shall also sequence the work along the Cable Route in an orderly and efficient manner that complies with the terms and requirements of the Utility Agreements and set a Scheduled Completion Date for the System Segment. ELI shall have primary responsibility for planning and scheduling work associated with the Regeneration Facilities, SONET procurement, System Electronics procurement and installation, and System turn-up. Subject to the terms of the applicable Utility Agreement, FOCAS shall have primary planning and scheduling responsibilities for Cable installation and splicing. The master schedule shall be managed by ELI's Project Management Group. ELI and FOCAS shall each designate a project management representative to coordinate efforts under this Section 5.6. ELI shall make capital investments to provision the Commercial Fibers with electronics, optronics, buildings, other infrastructure, and fiber connectivity with local exchange carrier networks and interexchange carrier networks, at a level sufficient to meet the revenue projections set forth on Exhibit "D."

         5.7 WARRANTY OF WORK. FOCAS and its Qualified Contractors, and their subcontractors and agents who perform work to design or engineer the System shall warrant their work in accordance with industry standards and practices and the terms of this Agreement (including, without limitation, the Cable
Specifications). FOCAS shall, at its own cost and expense, enforce the provisions of such warranties following completion of the work. The warranty for the Cable shall be FOCAS's standard manufacturer's warranty which shall be a minimum of three (3) years of operation. In addition, FOCAS shall warrant that all design and engineering work performed by or for FOCAS (as provided in this Article V) is consistent with industry standards and shall conform to reasonable standards of care, skill and diligence. Such warranty shall extend for a period of one (1) year following the Service Ready Date for the entire System. FOCAS is not hereby warranting any design or engineering work for the System performed or to be performed by a Utility Company. ELI's sole and exclusive remedy for a breach of the warranty described in this Section 5.7 shall be the repair and replacement of the warranted item or items or the correction of the warranted work. FOCAS shall be given a reasonable time, not to exceed thirty (30) days, to remedy the item or work in need of repair, replacement or correction. In the event FOCAS fails to complete the repair, replacement or other correction within such thirty (30) day period, ELI may complete the repair, replacement or other corrective work and invoice FOCAS for the cost incurred by ELI in performing such work as provided in Section 4.4.

         5.8 DESIGN  PERFORMANCE  COMMENCEMENT.  The performance  obligations of
FOCAS  and  ELI  under  this  Article  V  shall  commence  on  the   Performance
Commencement Date.

                                   ARTICLE VI
                                  CONSTRUCTION

         6.1 SCOPE OF WORK. Subject to the terms of the applicable Utility Agreement, in the event of any replacement or relocation of any material portion of the System following the Performance Commencement Date, FOCAS shall be responsible to provide and to install the Cable, the Cable Accessories, the Connecting Points, the construction of any modifications to the Towers, the
Substation Sites or the Right of Way necessary to accommodate the Cable, the Cable Accessories and the Connecting Points over the portion of the Cable Route for which FOCAS has responsibility under this Agreement. The installation work undertaken by FOCAS shall be performed by FOCAS or one or more Qualified Contractors. ELI shall have the right to approve the appointment and qualifications of each Qualified Contractor, which consent shall not be unreasonably withheld or delayed. In order to permit FOCAS to perform its construction responsibilities under this Agreement, FOCAS and the Qualified Contractors shall have access to the Right of Way, the Towers, the Tower Sites and the Substation Sites, subject to the notice requirements of Sections 2.11 and 2.12. Modification to the Towers shall be limited to those needed to accommodate installation of the Cable and the Cable Accessories, and shall not include any upgrade sought by the Utility Companies for other purposes.

         6.2 REGENERATION FACILITIES. In the event of any replacement or relocation of any material portion of the System following the Performance Commencement Date, ELI shall be responsible for the construction of all Regeneration Facilities and the installation of all System Electronics. The construction and installation work shall be performed by ELI or one or more Qualified Contractors. FOCAS shall have the right to approve the appointment and qualifications of each Qualified Contractor, which consent shall not be unreasonably withheld or delayed.

         6.3 WORK STANDARDS. All work to be performed under this Agreement by ELI, FOCAS and all Qualified Contractors shall be performed in a good, workmanlike manner and in compliance with the requirements of this Agreement and applicable electrical safety codes, prudent utility practice, and all applicable other laws, ordinances, codes, regulations and Approvals of any government authority having jurisdiction thereover. Work in areas adjacent to electrically energized equipment shall be performed in accordance with the applicable Utility Company's established safety rules set forth on Exhibit "G" attached to this Agreement.

         6.4 TIME. Installation of the Cable, the Cable Accessories and the Connecting Points by FOCAS under the terms of this Agreement, to the extent practicable and within the reasonable control of FOCAS, shall be carried out by FOCAS in accordance with the implementation plan and master schedule prepared pursuant to Section 5.6. The implementation plan and master schedule shall be updated and revised at regular intervals by FOCAS with the approval of ELI, which approval shall not be unreasonably withheld or delayed. Such updating and revision shall include, without limitation, adjustment for delays caused by a Force Majeure Event. Unless otherwise agreed, extensions of time under such updates and revisions shall not operate to extend the Scheduled Completion Date or to amend the terms and requirements regarding the completion of the System described in Section 6.13.

         6.5 PERMITS AND APPROVALS. FOCAS shall use its reasonable efforts to secure on a timely basis, at FOCAS's expense, all necessary Approvals from government authorities having jurisdiction or approval rights with respect to FOCAS's installation of Cable, Cable Accessories and Connecting Points under the terms of this Agreement. The foregoing provision does not impose any requirement on FOCAS to obtain the CPUC Approval described in Section 2.5. FOCAS shall indemnify and save ELI harmless from any and all claims, including the expense reasonably incurred by ELI to defend itself against such claims, resulting from or arising out of FOCAS's failure to obtain such Approvals. ELI shall use reasonable efforts to obtain on a timely basis all necessary Approvals from government authorities having jurisdiction or approval rights with respect to the construction of Regeneration Facilities and the installation of System Electronics under the terms of this Agreement. ELI shall indemnify and save FOCAS harmless from any and all claims, including the expense reasonably incurred by FOCAS to defend itself against such claims, resulting from or arising out of ELI's failure to obtain such Approvals. FOCAS and ELI shall cooperate with each other and shall coordinate efforts with the Utility Companies to cause their respective personnel and contractors to render all reasonable assistance in the procurement of the Approvals.

         6.6 SYSTEM MATERIALS. Subject to the terms of the applicable Utility Agreements, FOCAS, at its expense, shall provide all System Materials necessary to install the Cable, including the Cable Accessories and the Cable and other System Materials required under the terms of this Agreement, up to and including the Connecting Points. ELI, at its expense, shall provide all System Materials necessary to construct and install the Regeneration Facilities and the System Electronics, and other System Materials required under the terms of this Agreement, up to the Connecting Points. All System Materials shall comply with the Cable Specifications and shall meet the specifications described in the Working Drawings.

         6.7 INTERFACE BETWEEN FOCAS AND ELI. FOCAS and ELI shall cooperate and mutually agree upon the respective responsibilities of each party with respect to the interface or interconnection between the portion of the System for which ELI has construction and installation responsibilities, and the portion of the System for which FOCAS has construction and installation responsibilities.

         6.8 TITLE AND RISK OF LOSS.

                      (a) CABLE AND CABLE  ACCESSORIES.  At all times during the course  of  construction,  up  until  the  time of the  issuance  of an
         Acceptance of Construction with respect to any System Segment, FOCAS shall retain title to and shall bear the risk of loss or damage with respect to the Cable and all associated System Materials used by FOCAS to install the Cable. Upon the issuance of an Acceptance of Construction with respect to any System Segment, legal title to the Cable and the Cable Accessories shall pass to the applicable Utility Company. Notwithstanding such transfer of title to the Utility Company, after issuance of an Acceptance of Construction, ELI shall bear the risk of loss or damage with respect to the Cable and the Cable Accessories.

                      (b) REGENERATION FACILITIES AND SYSTEM ELECTRONICS. Title to and risk of loss associated with the Regeneration Facilities (other than to the underlying real property) and the System Electronics shall remain with ELI both before and after the issuance of an Acceptance of Construction.

         6.9 SYSTEM WARRANTIES. In procuring and obtaining System Materials pursuant to Section 6.6, each of FOCAS and ELI shall use reasonable efforts to obtain from the vendors and suppliers thereof, for the benefit of FOCAS, the applicable Utility Company and ELI, warranties that the System Materials shall be: (a) of the kind and quality described in the applicable Working Drawings and the purchase orders and contracts therefor; (b) free of defects in workmanship, material, design and title; (c) of good and merchantable quality; and (d) where appropriate, fit for their intended purpose. FOCAS shall administer for the benefit of FOCAS, the Utility Companies and ELI the manufacturer's and other warranties for the Cable and its associated hardware. If requested by ELI, FOCAS shall assign all such warranties for the Cable and its associated hardware to ELI or the applicable Utility Company. ELI shall administer the manufacturer's and other warranties with respect to the System Electronics both before and after the issuance of an Acceptance of Construction associated with such System Segment.

         6.10 USE OF CONTRACTORS. FOCAS shall have the right, at its cost and expense, to have any of the design, engineering, construction and installation work to be provided by FOCAS under the terms of this Agreement performed by one or more Qualified Contractors; provided that each such Qualified Contractor retained by FOCAS to install the Cable shall be subject to the prior approval of ELI and the applicable Utility Company. No such contract or subcontract shall create a contractual relationship between ELI or the Utility Companies and the Qualified Contractor, and FOCAS shall be solely responsible for the engagement and management of the Qualified Contractors.

         6.11 INSPECTION OF CONSTRUCTION.

                      (a) INSPECTIONS DURING CONSTRUCTION. ELI may perform routine inspections of any construction over which FOCAS has responsibility while construction is in progress. A representative of the applicable Utility Company may be on-site during all construction work to perform functions such as safety watch, protection of its electric transmission system, and to obtain clearances.

                      (b) CABLE TESTING. FOCAS shall test the Cable installed by FOCAS in accordance with the Acceptance Testing Standards to verify that the Cable is operating in accordance with the specifications set forth in Exhibit "A." Testing shall progress segment by segment along the Cable Route as Cable splicing progresses so that test results may be reviewed in a timely manner. ELI and each applicable Utility Company shall have the right, but not the obligation to have a representative present to observe the testing, and FOCAS shall provide ELI prior notice of FOCAS's testing schedule. Within five (5) working days of the conclusion of any such testing, FOCAS shall provide ELI with a copy of the test results. ELI shall have the right, but not the obligation, at its sole expense, to conduct its own tests on the Cable to verify that it is operating in accordance with the Acceptance Testing Standards set forth on Exhibit "A," and for conformance with the applicable Working Drawings and other construction requirements of this Agreement. ELI shall have thirty (30) working days following receipt of FOCAS's test results to conduct its own Cable inspections and tests.

                      (c) ACCEPTANCE OF CONSTRUCTION. After such thirty (30) working day period, ELI shall furnish FOCAS with either: (i) an Acceptance of Construction with respect to the installation of the Cable, the Cable Accessories and the Connecting Points along such Approved System Segment; or (ii) a statement setting forth in reasonable detail any objections to or defects in such installation. ELI's failure to furnish a written notification within such fifteen
         (15) day working period, shall be deemed to constitute an Acceptance of Construction for purposes of this Agreement.

                      (d) STATEMENT OF OBJECTIONS. Upon receipt of any such statement of objections, FOCAS shall either: (1) correct, or cause the applicable Qualified Contractor to correct, the objections or defects, whereupon ELI shall re-inspect the same within fifteen (15) working days following receipt from FOCAS that the work has been corrected, and if found corrected, issue an Acceptance of Construction as stated above; or (2) dispute such statement of objections or defects by referring the disputed issues for determination to the Chief Engineers of FOCAS and ELI (without thereby waiving any rights with respect to the issues in controversy). Notwithstanding the foregoing, acceptance of the construction and installation work associated with the Cable and the Cable Accessories for any System Segment by ELI shall constitute ELI's approval solely with respect to ELI's telecommunications system and shall in no way be deemed to constitute an opinion of ELI with respect to the effect of the telecommunications system on any Utility Company's electric transmission system.

         6.12 AS-BUILT DRAWINGS. Within fifteen (15) working days following the issuance of an Acceptance of Construction for any System Segment, constructed by FOCAS, FOCAS, at FOCAS's cost, shall submit, or cause the applicable Qualified Contractor to submit, to ELI "as-built" drawings of the Cable, the Cable Accessories and the Connecting Points in paper and electronic file formats (AutoCadd Version 13). FOCAS shall also provide to ELI, at no cost to ELI, Cable splicing and splice data records for ELI's fiber database records. Within fifteen (15) working days following the delivery of the "as-built" drawings, ELI shall inspect the Cable, the Cable Accessories and the Connecting Points along such Developed System Segment for conformance with the "as-built" drawings. Within fifteen (15) working days following such inspection, ELI shall furnish FOCAS with either: (a) an acceptance of the drawings with respect to the Cable, the Cable Accessories and the Connecting Points; or (b) a statement setting forth in reasonable detail any reasonable objections to or defects in the drawings thereof. Failure of ELI to issue written notification to FOCAS within such fifteen (15) working day period shall be deemed to constitute acceptance of such drawings by ELI for purposes of this Agreement. Upon receipt of any such statement of reasonable objections or defects, FOCAS shall either: (i) promptly amend, or cause the applicable Qualified Contractor to amend, the "as-built" drawings, if so requested by ELI; (ii) correct the defects, or cause the applicable Qualified Contractor to correct the defects, whereupon ELI shall re-inspect the same within fifteen (15) working days following notice from FOCAS that the work has been corrected and, if found corrected, issue an acceptance of the drawings as provided above; or (iii) dispute such statement of objections or defects by referring the disputed issues for determination, without thereby waiving any rights with respect to the issues in controversy, to the Chief Engineers of FOCAS and ELI. Notwithstanding the foregoing, ELI's approval of any "as-built" drawings or statement of any objections to such "as-built" drawings shall signify approval of or objections with respect to ELI's telecommunications system along such Developed System Segment only and shall in no way be deemed to represent an opinion of ELI with respect to the effect of the telecommunications system on any Utility Company's electric transmission system.

         6.13 COMPLETION OF SYSTEM CONSTRUCTION. FOCAS shall diligently seek to complete the installation of all Cable, Cable Accessories and Connecting Points over which FOCAS has construction responsibility under the terms of this Agreement by the Scheduled Completion Date. If the Service Ready Date has not occurred by the ninetieth (90th) day following the Scheduled Completion Date and
Section 14.1 does not apply, ELI, at its option, may notify FOCAS in writing that ELI or ELI's designee will assume all or part of the project construction administration, and FOCAS shall work with ELI to transfer to ELI that part of the construction project administration as may be requested by ELI. If ELI participates in such construction, FOCAS shall promptly reimburse ELI the direct and actual costs incurred by ELI in such participation as described in Section
4.4. ELI shall provide reasonable supporting documentation for its costs.





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         6.14  WARRANTY  OF  WORK.  Each of  FOCAS  and ELI  shall  cause  their respective contractors, subcontractors and agents who perform work to install the System under the terms of this Agreement (including, without limitation each Qualified Contractor) to warrant their work in accordance with industry standards and practices and the terms of this Agreement (including, without limitation, the Cable Specifications). FOCAS or ELI, as applicable, shall, at its own cost and expense, enforce the provisions of such warranties following completion of the work. A copy of FOCAS's manufacturer's warranty for the Cable is attached to and incorporated by reference in this Agreement as Exhibit "H." In addition, FOCAS shall warrant that all installation work (as provided in this Article VI) is consistent with industry standards and shall conform to reasonable standards of care, skill and diligence. Such warranty shall extend for a period of one (1) year following the Service Ready Date for the entire System. ELI's sole and exclusive remedy for a breach of the warranty described in this Section 6.14 shall be the repair and replacement of the warranted item or items or the correction of the warranted work. FOCAS is not hereby warranting any installation work for the System performed or to be performed by a Utility Company. FOCAS shall be given a reasonable time, not to exceed thirty (30) days, to remedy the item or work in need of repair, replacement or correction. In the event FOCAS fails to complete the repair, replacement or other correction within such thirty (30) day period, ELI may complete the repair, replacement or other corrective work and invoice FOCAS for the cost incurred by ELI in performing such work as provided in Section 4.4.

         6.15 CONSTRUCTION PERFORMANCE COMMENCEMENT. The performance obligations of FOCAS and ELI under this Article VI shall commence on the Performance Commencement Date.

                                   ARTICLE VII
                  PROPERTY RIGHTS, OBLIGATIONS AND MAINTENANCE

         7.1 AVOIDANCE OF ENCUMBRANCES. FOCAS shall not create or permit any lien or other encumbrance against the Right of Way, the Towers, the Substation Sites, the Cable, the Cable Accessories, the Connecting Points, the Regeneration Facilities, the System Electronics, the Commercial Fibers, any IRU (or comparable lease or other right), or the Gross Revenues. ELI shall not create or permit any lien or other encumbrance against the Right of Way, the Towers, the Substation Sites, or create or permit any lien or other encumbrance not existing as of the Effective Date affecting ELI's right, title or interest in and to the Cable, the Cable Accessories, the Connecting Points, the Regeneration
Facilities, the System Electronics, the Commercial Fibers, any IRU (or comparable lease or other right) or the Gross Revenues. Such covenant by ELI shall not affect ELI's right to market over the System, or to sell, lease, assign or swap rights in and to the Commercial Fibers as provided in Section 10.1(b). The foregoing covenant shall not be breached by the creation of mechanic's, materialman's, or similar liens in the ordinary course of construction or installation, provided that such liens are satisfied, bonded, or otherwise provided for in due course by the party hereto which is responsible for the creation or imposition of such liens.

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         7.2 PAYMENT OF AD VALOREM TAXES. ELI or the applicable  Utility Company shall pay any Ad Valorem Taxes assessed against the System during the Term. FOCAS shall not be required to pay any such Ad Valorem Taxes.

         7.3 SALES OR USE TAXES.

                      (a) FOCAS. FOCAS shall pay or cause to be paid all sales and use taxes associated with or attributable to FOCAS's provision and installation of the Cable, the Cable Accessories and the Connecting Points. FOCAS shall indemnify and hold ELI harmless from and against all sales and use taxes associated with or attributable to the provision and installation of the Cable, the Cable Accessories and the Connecting Points.

                      (b) ELI. ELI shall pay or cause to be paid all sales and use taxes associated with or attributable to ELI's provision and installation of the Regeneration Facilities and the System Electronics. ELI shall indemnify and hold FOCAS harmless from and against all sales and use taxes associated with or attributable to the provision and installation of the Regeneration Facilities and the System Electronics.

                  7.4      LIENS.

                      (a) RELEASE OF LIENS. In the event the System or any portion thereof becomes subject to any mechanics', artisans' or materialmen's lien, the following provisions shall apply:

                           (1) If such a lien is chargeable to or through FOCAS,
                  FOCAS shall promptly cause the same to be discharged and released of record (by payment, posting of bond, court deposit or other means) without cost to ELI or the applicable Utility Company. FOCAS shall indemnify ELI against all costs and expenses (including reasonable attorney fees) reasonably incurred in discharging and releasing such lien. If any such lien is not so discharged and released within ninety (90) days after notice thereof by ELI to FOCAS, then ELI may pay or secure the release or discharge thereof at the expense of FOCAS.

                           (2) If such a lien is  chargeable  to or through ELI,
                  ELI shall promptly cause the same to be discharged and released of record (by payment, posting of bond, court deposit or other means) without cost to FOCAS. ELI shall indemnify FOCAS against all costs and expenses (including reasonable attorney fees) reasonably incurred in discharging and releasing such lien. If any such lien is not so discharged and released within ninety (90) days after notice thereof by FOCAS to ELI, then FOCAS may pay or secure the release or discharge thereof at the expense of ELI.

                      (b) CONTEST OF LIENS. Nothing in this Agreement shall preclude FOCAS or ELI from contesting any lien described in Section 7.4(a) above or the contract or action upon which the same arose after the same shall have been bonded or otherwise released of record, as provided above.

                      (c) FACILITIES AS COLLATERAL. Neither FOCAS nor ELI shall create or permit a pledge or encumbrance of any of its interests in the System which in any manner impairs or could impair the use and operation of the System for internal or commercial telecommunications purposes.

         7.5 DISCONTINUANCE OR RELOCATION. Each Utility Company shall be entitled to discontinue its use of or to relocate any part of its electric transmission system, including the Towers, or to discontinue use of any portion of the Right of Way or the Substation Sites. However, as provided in the Utility Agreements, a Utility Company may not take any action to release or relinquish voluntarily its underlying property interests along the Right of Way, whether by a Taking or otherwise, without first notifying ELI. In the event of any such discontinuance or relocation, during or after construction of any System
Segment, ELI shall give written notice to FOCAS as soon as reasonably practicable. The notice of discontinuance or relocation shall be accompanied by a plan of any alternative route, if available.

         7.6 RELOCATION OF CABLE. In the event the Cable or the Cable Route requires relocation or replacement, the cost of such relocation or replacement shall be allocated as provided in the Utility Agreements; provided, however, if FOCAS requests the relocation, FOCAS shall pay all of ELI's and the applicable Utility Company's relocation costs. If the relocation is required other than by ELI, FOCAS or a Utility Company, the relocation costs allocable to and paid by ELI as provided under the terms of the applicable Utility Agreement shall be deducted from Gross Revenues for the applicable accounting period when calculating the Quarterly Payment.

         7.7 DESIGN AND INSTALLATION OF RELOCATED FACILITIES. In the event of the relocation of any portion of the System after the Service Ready Date for the Affected Portion, FOCAS shall have the same design and installation responsibilities for the relocated Cable, Cable Accessories and Connecting Points as described in Articles V and VI. In the event of any such relocation, FOCAS shall be compensated for such materials and for such design and installation services in accordance with the cost allocations described in
Section 7.6 in a reasonable amount which is consistent with then prevailing market rates, terms and conditions.

         7.8 UTILITY COMPANY MAINTENANCE RESPONSIBILITIES. Under the terms of the Utility Agreements, each Utility Company is responsible for the Maintenance of the Cable, the Cable Accessories, the Connecting Points, the Towers, the Substation Sites and the Right of Way along its portion of the Cable Route. ELI is required, under the terms of the Utility Agreements, to reimburse the Utility Companies for such Maintenance costs. All such Maintenance costs allocable to and paid by ELI under the terms of the Utility Agreements, net of casualty insurance and other recoveries by ELI, shall be a deduction from the Gross Revenues obtained by ELI from the use of the System for the purpose of calculating the Quarterly Payments.

         7.9 MAINTENANCE OF REGENERATION FACILITIES AND SYSTEM ELECTRONICS. ELI, at ELI's sole cost, shall be responsible for the Maintenance of the Regeneration Facilities and the System Electronics.

         7.10 RESTORATION PLANS. ELI shall not agree to the terms of the detailed restoration plan contemplated by each Utility Agreement, without the prior written consent of FOCAS, which consent shall not be unreasonably withheld or delayed.

         7.11 PERFORMANCE COMMENCEMENT. The performance obligations of FOCAS and ELI under this Article VII shall commence on the Performance Commencement Date.

                                  ARTICLE VIII
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

         8.1 REPRESENTATIONS, WARRANTIES AND COVENANTS OF ELI. ELI represents and warrants to FOCAS, and covenants with FOCAS, as follows:

                      (a) AUTHORITY. ELI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to enter into this Agreement and to perform according to the terms, covenants and conditions contained in this Agreement.

                      (b) RESTRICTIONS. The execution and performance of this Agreement, any instrument or document required by this Agreement, and the consummation of the transactions contemplated by this Agreement will not violate any article, bylaw or other corporate restriction, or to the best of ELI's knowledge, any statute, ordinance, law, order, ruling, certificate or license, regulation or demand of any court, regulatory agency or other tribunal to which ELI is subject.

                      (c) BINDING OBLIGATION. This Agreement, when duly executed by ELI, shall constitute a valid, legal and binding obligation of ELI, and shall be enforceable in accordance with its terms, subject to the effect of any bankruptcy, insolvency, reorganization, liquidation, moratorium, receivership, conservatorship, readjustment of debts, or other similar laws affecting the rights of creditors generally.

                      (d) GOVERNMENT APPROVALS. ELI has all necessary government approvals to enter into and to perform its obligations under this Agreement, excepting approvals, if any, required from local government authorities regarding ELI's use of the System located within the jurisdiction of any such government authority, which approvals ELI shall use reasonable efforts to obtain.

                      (e) PROCEEDINGS. Except for matters now pending or that may hereafter be brought by or before the CPUC or other regulatory bodies having jurisdiction over ELI and the activities contemplated by this Agreement relating to the provision of telecommunications services, no litigation or government proceeding is pending, or to ELI's knowledge, threatened which might adversely affect this Agreement, the transactions contemplated by this Agreement, or ELI's rights under, or ability to perform pursuant to the terms of, this Agreement. ELI shall promptly notify FOCAS of any material adverse claims, actual or threatened, affecting any part of the System or ELI's telecommunications business in the State of California.

                      (f) CONDUCT OF BUSINESS. ELI will operate the System in a safe manner and will use reasonable efforts to comply in all material respects with applicable laws, regulations and government orders. ELI shall use reasonable efforts, consistent with reasonable commercial practices, to maximize Gross Revenues generated from the Revenue Sharing Route.

                      (g) COMPLIANCE WITH GOVERNMENT REQUIREMENTS. ELI has not violated any rule, order or regulation issued by any government authority with respect to ELI, its business or operations which may materially and adversely affect ELI's ability to execute and perform its obligations under this Agreement.

                      (h)  FINANCING  RESTRICTIONS.   This  Agreement  does  not
         violate any terms, covenants, conditions or restrictions in any mortgages, bonds and other indentures of ELI.

                      (i) RESOURCES AND CAPACITY. ELI possesses sufficient financial, managerial, and technical capacity and resources to perform its obligations under the terms of this Agreement.

                      (j) RELATIONSHIP WITH CONTRACTORS. ELI shall timely perform all of its duties and obligations to ELI's contractors and subcontractors, including, without limitation, the payment of sums owing to such contractors and subcontractors, who perform work or supply materials to complete ELI's design, engineering, construction and installation obligations under this Agreement.

                      (k) ENFORCEMENT OF UTILITY AGREEMENTS. ELI covenants that it shall use its best efforts to enforce the provisions of the Utility Agreements including but not limited to the provisions of Sections 2.6,
         9.9 and 9.10(a)(2) of the Utility Agreement with Pacific Gas and Electric Company dated effective as of December 31, 1997 to the end that the Utility Company shall pay to ELI, and ELI in turn shall pay to FOCAS from the funds paid by the Utility Company to ELI net of ELI's cost of enforcement, FOCAS's costs (based on a rate of $* per Route Mile) arising from any revocation, relocation, or discontinuance to the fullest extent of the provisions of such Utility Agreements.



*  Confidential   information  has  been  omitted  pursuant  to  a  request  for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

                 (l) CONSENTS OF UTILITY COMPANIES. ELI shall use its best efforts to obtain the consent of each Utility Company to the succession by FOCAS to ELI's interest in the unused Commercial Fibers subject to the Utility Agreement with such Utility Company (on the terms described in Section 4.7 of this Agreement) either: (1) in the provisions of the Utility Agreement; or (2) by a separate acknowledgment from the Utility Company promptly following the effective date of such Utility Agreement.

         8.2   REPRESENTATIONS,   WARRANTIES  AND  COVENANTS  OF  FOCAS.   FOCAS
represents and warrants to ELI, and covenants with ELI, as follows:

                      (a) AUTHORITY. FOCAS is corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to enter into this Agreement and to perform according to the terms, covenants and conditions contained in this Agreement.

                      (b) RESTRICTIONS. The execution and performance of this Agreement, any instrument or document required by this Agreement, and the consummation of the transactions contemplated by this Agreement will not violate any article, bylaw or other corporate restriction, or to the best of FOCAS's knowledge, any statute, ordinance, law, order, ruling, certificate or license, regulation or demand of any court, regulatory agency or other tribunal to which FOCAS is subject.

                      (c) BINDING OBLIGATION. This Agreement, when duly executed by FOCAS, shall constitute a valid, legal and binding obligation of FOCAS, and shall be enforceable in accordance with its terms, subject to the effect of any bankruptcy, insolvency, reorganization, liquidation, moratorium, receivership, conservatorship, readjustment of debts, or other similar laws affecting the rights of creditors generally.

                      (d) GOVERNMENT APPROVALS. FOCAS has or will use reasonable efforts to procure all necessary government approvals to enter into and to perform its obligations under this Agreement.

                      (e) PROCEEDINGS. Except for matters now pending or that may hereafter be brought by or before the CPUC or other regulatory bodies having jurisdiction over the activities contemplated by this Agreement relating to the provisions of telecommunications services, no litigation or governmental proceeding, including, without limitation, before the CPUC, is pending, or to FOCAS's knowledge, threatened which might adversely affect this Agreement, the transactions contemplated by this Agreement, or FOCAS's rights under, or ability to perform pursuant to the terms of, this Agreement. FOCAS shall promptly notify ELI of any material adverse claims, actual or threatened, affecting any portion of the System.

                      (f) CONDUCT OF BUSINESS. In performing its obligations under this Agreement, FOCAS will use reasonable efforts to comply in all material respects with all applicable laws, regulations and government orders.

                      (g) COMPLIANCE WITH GOVERNMENT REQUIREMENTS. To its knowledge, FOCAS has not violated any rule, order or regulation issued by any government authority with respect to FOCAS, its business or operations which may materially and adversely affect FOCAS's ability to execute and perform its obligations under this Agreement.

                      (h)  FINANCING  RESTRICTIONS.   This  Agreement  does  not
         violate any terms, covenants, conditions or restrictions in any mortgages, bonds and other indentures of FOCAS.

                      (i) RESOURCES AND CAPACITY. FOCAS possesses sufficient financial, managerial, and technical capacity and resources to perform its obligations under the terms of this Agreement.

                      (j) RELATIONSHIP WITH CONTRACTORS. FOCAS shall timely perform all of its duties and obligations to FOCAS's contractors and subcontractors, including, without limitation, the payment of sums owing to such contractors and subcontractors, who perform work or supply materials to complete FOCAS's design, engineering, construction and installation obligations under this Agreement.

         8.3  CONFIDENTIALITY.  For  purposes  of this  Section  8.3,  the  term
"Information" shall mean all information furnished by FOCAS and ELI to each other, or by or to their respective representatives, including drafts and the final form of this Agreement, whether or not reduced to writing or specifically identified as intellectual property, non-public, confidential, or proprietary, and all analyses, compilations, data, studies, or other documents prepared by FOCAS or ELI containing, or based in whole or in part on, any such furnished information, or reflecting review of, or interest in, all or part of such information. As used in this Agreement, a "representative" of FOCAS or ELI, as the case may be, shall mean any and all directors, officers, employees, agents or representatives, including, without limitation, contractors, subcontractors, attorneys, accountants, consultants and financial advisors of FOCAS or ELI, as the case may be. In consideration of being furnished with the Information, FOCAS and ELI agree that:

                      (a) NONDISCLOSURE. The Information will be kept confidential and will not, without the prior written consent of the party providing the information, be disclosed by the other party or any of its representatives, in any manner whatsoever, in whole or in part, and will not be used by a party or any of its representatives directly or indirectly for any purpose other than activities contemplated by this Agreement. Moreover, FOCAS and ELI will transmit the Information only to those representatives who need to know the Information for the purpose of performing or exercising each party's obligations and rights under this Agreement.

                      (b) AUTHORIZED DISCLOSURE. Without the prior written consent of the other party, neither party or its representatives will disclose to any other person the fact that the Information has been made available, or any of the terms, conditions or other facts with respect to this Agreement, except as required by law and then only with prior written notice given, as soon as possible, to the other party and in compliance with the provisions of Section 17.4. The term "person" as used in this Agreement shall be interpreted broadly to include, without limitation, any corporation, company, group, partnership or individual.

                      (c) NONCONFIDENTIAL INFORMATION. This Section 8.3 shall be inoperative as to any portion of the Information which: (1) is or becomes generally available to the public other than as a result of a disclosure by a party or its representatives; (2) becomes available to a party in good faith from a third-party not subject to a confidential obligation to the party; or (3) was known to a party on a nonconfidential basis prior to its disclosure by the other party or one of its representatives.

                      (d) COMPELLED DISCLOSURE. In the event that either party or anyone to whom the party transmits the Information relating to this Agreement is requested or becomes legally compelled (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand, or any similar process) to disclose any of the Information, the party so compelled will provide prompt written notice of such event to the other party so that the notified party may seek a protective order or other appropriate remedy, waive compliance with the provisions of this Agreement or both. In the event that such protective order or other remedy is not obtained or that the notified party waives compliance with the provisions of this Agreement, the legally compelled party will furnish only that portion of the Information which is legally required and will exercise reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Information.

                      (e) PUBLIC RECORDS LAW. It is understood that FOCAS and ELI are or may in the future be subject to public records disclosure laws, and that these laws will govern the disclosure responsibilities of FOCAS and ELI notwithstanding the terms of this Agreement. To the extent reasonably practical, FOCAS and ELI will notify each other of any public records requests of any part of the Information, and will give the other party a reasonable opportunity to contest the public records request.

                      (f) NON-WAIVER. The failure or delay by a party in exercising any rights, power or privilege under this Section 8.3 shall not operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any right, power or privilege hereunder.

                      (g) PUBLIC COMMUNICATIONS. All press releases and other public communications of any sort relating to this Agreement or the transactions described herein shall be subject to the prior approval of the applicable Utility Company and both FOCAS and ELI, which approval by FOCAS or ELI shall not be unreasonably withheld or delayed. Excluded from the foregoing are disclosures required by securities laws and rules or regulations of securities exchanges applicable to the parties or their publicly-held Affiliates.

                      (h) EQUITABLE RELIEF. FOCAS and ELI shall be entitled to equitable relief, including injunctive relief and specific performance, in the event of any breach of the confidentiality provisions of this Agreement. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Agreement by FOCAS, ELI or their respective representatives, but shall be in addition to all other remedies available by law or equity. A breach of the provisions of this
         Section 8.3 may subject that party who has provided Information to irreparable harm and injury.

                      (i) OWNERSHIP OF INFORMATION. The Information acquired from the other party or any of its representatives shall be and shall remain the exclusive property of the disclosing party. Neither the disclosure of Information, or the execution of this Agreement shall be construed as a license to the party receiving Information to make use of, or sell the Information or products derived from the Information, or to make use of it in any way that damages or competitively disadvantages the party disclosing the Information.

         8.4 COOPERATION. FOCAS and ELI shall cooperate with each other, in good faith, and shall use reasonable efforts to:

                      (a) SYSTEM DESIGN AND DEPLOYMENT. Expeditiously complete the design and installation of the System as provided in this Agreement;

                      (b) CONFLICTS RESOLUTION. Negotiate reasonable and mutually beneficial resolutions to all conflicts that may arise between FOCAS and ELI relating to the design, installation, Maintenance, operation and use of the System or any other duty, right or obligation of either of them relating to or arising out of this Agreement;

                      (c) APPROVALS AND CONSENTS. Obtain all regulatory, government, third-party and shareholder approvals, consents, permits and franchises as may be necessary or prudent for the operation of the System as described in this Agreement; and

                      (d) COORDINATION AND COOPERATION WITH UTILITY COMPANIES. Coordinate efforts under this Agreement with ELI's obligations under the Utility Agreements, and to cooperate with the Utility Companies to design, engineer, construct and install the System in accordance with the requirements of and pursuant to the terms of the Utility Agreements, including, without limitation, the Cable Specifications and each Utility Company's safety rules.

         8.5 REGULATORY COMPLIANCE. FOCAS and ELI shall each be responsible to comply with the regulatory requirements relating to its own business practices and operations.

         8.6 CERTIFICATES. Upon request of either FOCAS or ELI, at any time and from time to time, the other party without charge and within thirty (30) days following receipt of such request, shall certify in writing to the requesting party: (a) that this Agreement is in full force and effect and has not been supplemented, modified or amended (or if there have been supplements, modifications or amendments, specifying same); (b) whether, to the best knowledge of the party issuing such certificate, any sums are then due and payable by ELI to FOCAS or by FOCAS to ELI pursuant to any provisions of this Agreement (and if such sums remain unpaid, the amount thereof); (c) whether, to the best knowledge of the party issuing such certificate, the other party is in default in the performance of any term, covenant or condition of this Agreement (or, if defaults exist, specifying each particular in which it is asserted such other party is in default); (d) if such certificate is issued in connection with any financing of any portion of the System, the requesting party is authorized to enter into the financing transaction and that the other party will adhere to and perform its obligations under Article X, following its receipt of notice of the transfer; and (e) as to other matters as the party requesting such certificate may reasonably request.

         8.7 INDEPENDENT STATUS. FOCAS and ELI reserve no control whatsoever over the employment, discharge, compensation of or services rendered by the employees or contractors of each other, notwithstanding the ability of FOCAS and ELI to exercise certain rights to enforce the various standards and specifications agreed upon pursuant to this Agreement. Nothing in this Agreement shall be construed as inconsistent with the foregoing independent status and relationship or as creating or implying a partnership or joint venture between FOCAS and ELI.

         8.8 TRANSACTIONS WITH AFFILIATES. All transactions with an Affiliate involving the System entered into by either FOCAS or ELI shall be at arm's-length, for market prices and shall comply with any applicable regulatory requirements.

         8.9 FURTHER ASSURANCES. FOCAS and ELI, with reasonable promptness, shall each execute and deliver such further instruments, documents, applications and requests or petitions for authority as may be necessary or prudent to implement or carry out more effectively the terms, covenants and conditions of this Agreement.

         8.10 AUDIT RIGHTS. FOCAS shall have the right to audit ELI's books and records relating solely to the Quarterly Payments and the satisfaction of the Performance Criteria, including, without limitation, the Gross Revenues derived from the operation of the Revenue Sharing Route, and ELI's costs for which ELI, under the terms of Section 4.4 of this Agreement, seeks reimbursement or contribution from FOCAS. Any such audit shall be conducted: (a) by a reputable public accountant or, as applicable, a member of the internal auditing staff of FOCAS or ELI; and (b) during reasonable business hours in such manner as not to interfere with the normal business activities of the party being audited.

         8.11 INTERFERENCE. Whenever a Utility Company notifies FOCAS or ELI that the System or any portion thereof materially interferes with the operation of such Utility Company's equipment or with existing equipment of current licensees, or constitutes a hazard to the service rendered by the Utility Company or other licensee, or fails to comply with the codes or regulations herein before referred to, FOCAS and ELI shall cooperate with each other and use reasonable efforts to cooperate with and assist the Utility Company to remedy the interference or hazard. Under no circumstances shall either ELI, FOCAS, or their respective employees or Qualified Contractors disturb, tamper with or contact any Utility Company equipment, without the Utility Company's consent. ELI and FOCAS shall each avoid contact with Utility Company's lines, wires and transformers, whether or not they appear to be energized.

         8.12 INDEPENDENT SYSTEM OPERATOR. ELI shall provide FOCAS with a copy of the organizational documents, protocols and operating policies of the Independent System Operator relevant to FOCAS's obligations under this Agreement and not protected by confidentiality covenants when available to ELI.

         8.13 PERFORMANCE IN STEAD. Should either party (the "Non-performing Party") fail to make any payment or to do any act as provided in this Agreement, then the other party (the "Other Party"), at the Other Party's option, without any obligation to do so, and without releasing the Non-performing Party from any obligation under this Agreement may: (a) make or do the same in such manner and to such extent the Other Party may deem necessary to protect the Other Party's rights under this Agreement or any of the Utility Agreements; (b) commence, appear in and defend any action or proceeding purporting to affect the Other Party's rights or interests under this Agreement or to the System; (c) pay, purchase, contest or compromise any encumbrance, charge or lien which, in the sole judgment of the Other Party, affects or may affect the Other Party's rights or interests under this Agreement or to the System; and (d) in exercising any such powers, incur any liability, expend such reasonable amounts as the Other Party, in its sole discretion, may deem necessary.

         8.14 UTILITY AGREEMENTS. No amendments shall be made to any of the Utility Agreements which affect FOCAS without FOCAS's prior written consent, which consent shall not be unreasonably withheld or delayed.

                                   ARTICLE IX
                                    INSURANCE

         9.1 REQUIRED INSURANCE COVERAGE. Without limiting any of the liabilities or other obligations of FOCAS or ELI, both parties shall procure and cause their respective contractors, including, without limitation, Qualified Contractors, to procure and maintain in force at their own cost and expense the following insurance coverages during any period of construction and throughout the Term, as applicable:

                      (a) WORKERS COMPENSATION AND EMPLOYERS LIABILITY INSURANCE. Workers Compensation Insurance to cover obligations imposed by applicable federal and state statutes and Employers Liability Insurance with a minimum limit of $1,000,000.00 for injury or death for each accident.

                      (b) COMMERCIAL LIABILITY  INSURANCE.  Commercial Liability
         Insurance with a minimum combined single limit of $10,000,000.00 each occurrence. The policy shall include coverage for bodily injury liability, property damage liability, personal injury liability, products liability, completed operations liability, and contractual liability for liability assumed under this Agreement. The policy shall contain a severability of interest provision.

                      (c) AUTOMOBILE LIABILITY INSURANCE. Automobile Liability Insurance with a minimum combined single limit of $3,000,000.00 for each accident for bodily injury and property damage, to include coverage for all owned, non-owned and hired vehicles.

                      (d) PROFESSIONAL LIABILITY INSURANCE. Professional Liability Insurance for engineering activities performed by each party under the terms of this Agreement. The limit of coverage shall not be less than $1,000,000.00 for each claim.

         9.2 GENERAL CONDITIONS. The following general conditions apply to the extent FOCAS or ELI do not self-insure:

                      (a) FOCAS POLICIES. The policies required to be maintained by FOCAS and its contractors pursuant to Sections 9.1(b), (c) and (d) shall: (1) include ELI as an additional insured; (2) provide that ELI shall not by reason of its inclusion as an additional insured, incur liability to the insurer for payment of premiums for such insurance; and (3) provide that such insurance is primary and not excess without right of contribution from any other insurance which might be otherwise available to ELI.

                      (b) ELI POLICIES. The policies required to be maintained by ELI and its contractors pursuant to Sections 9.1(b), (c) and (d) shall: (1) include FOCAS as an additional insured; (2) provide that FOCAS shall not by reason of its inclusion as an additional insured, incur liability to the insurer for payment of premiums for such insurance; and (3) provide that such insurance is primary and not excess without right of contribution from any other insurance which might be otherwise available to FOCAS.

         9.3 EVIDENCE OF INSURANCE. Prior to commencing work under the terms of this Agreement, FOCAS, ELI and their respective contractors shall furnish a certificate of insurance as evidence attesting that the insurance required under this Article IX is in effect. Each policy of insurance required hereunder shall state that coverage shall not be cancelled except after thirty (30) days' prior written notice to the other party. The certificate of insurance must be signed by a person authorized by that insurer to bind coverage on its behalf and shall be submitted:

         If to FOCAS, to:                   FOCAS, Inc.
                                            1685 Bluegrass Lakes Parkway
                                            Alpharetta, Georgia 30201
                                            Attn: Jack Bottoms

         If to ELI, to:                     Electric Lightwave, Inc.
                                            8100 N.E. Parkway Drive, #200
                                            Vancouver, Washington 98662
                                            Attn:    Finance Department

Either party may inspect original policies or require complete certified copies at any time. Upon request, each of FOCAS and ELI shall furnish the other with the same evidence of insurance for its contractors and subcontractors as required by this Article IX.

         9.4 BLANKET POLICIES. Nothing in this Article IX shall be construed to prevent either FOCAS or ELI from satisfying its insurance obligations pursuant to this Agreement under a blanket policy or policies of insurance which meet or exceed the requirements of this Article IX.

         9.5 SELF-INSURANCE. Notwithstanding any provision in this Article IX to the contrary, FOCAS may self-insure and ELI, through its parent Citizens Utilities Company, may self-insure all or any portion of the insurance required under this Agreement.

                                    ARTICLE X
                         ASSIGNMENT AND OTHER TRANSFERS

         10.1 TRANSFERS. This Agreement and the rights granted under this Agreement are being granted in reliance on the financial standing and technical experience of FOCAS and ELI and are thus granted personally to ELI by FOCAS and to FOCAS by ELI. Neither FOCAS nor ELI may assign any right under this Agreement, whether in whole or in part, without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed. Notwithstanding the generality of the foregoing:

                      (a) Either  party may assign its rights in this  Agreement in whole or in part without the consent of the other party to an Affiliate, provided that such assignment shall not relieve the assigning party of any of its obligations under this Agreement; and

                      (b) ELI, without prior notice to or the prior consent of FOCAS, shall have the right to sell, lease, assign or swap rights in and to the Commercial Fibers to commercial users of telecommunications services and to other telecommunications services providers in the ordinary course of business. All such transactions shall be subject to the terms of this Agreement, and no such transaction shall relieve ELI of its obligations under this Agreement.

         10.2 FINANCING. In the event that ELI or FOCAS, after obtaining the consent of the other party pursuant to Section 10.1, assigns its interest under this Agreement pursuant to a sale-leaseback or other financing transaction, the non-transferring party agrees that, upon written notice to it specifying: (a) the name and address of the Transferee; and (b) the name and address of the
Transferee's agent who is entitled to receive notice on behalf of the Transferee, the non-transferring party will simultaneously give to such agent any notices required to be given to the transferring party under this Agreement. The non-transferring party shall accept payment or performance by the Transferee's agent of any obligation of the transferring party provided such payment or performance shall be made within the applicable cure periods allowed by this Agreement. The Transferee's agent shall have the right to cure any default by the transferring party within the applicable cure periods allowed by this Agreement. Subject to the terms of Section 10.1 and this Section 10.2, the Transferee may further assign or transfer any rights or interests it may have under this Agreement from time to time, in whole or in part, with the prior written consent of the non-transferring party, which consent shall not be unreasonably withheld or delayed.

         10.3 RECOGNITION OF TRANSFEREES. ELI and FOCAS shall recognize each other's authorized Transferees as provided this Article X, so long as all of the obligations of the transferring party under this Agreement are being performed and such Transferee agrees to be bound by and to observe and perform the obligations of the transferring party under this Agreement.

         10.4 NO ASSUMPTION OR RELEASE. Except as set forth in Section 10.3, no assignment under this Article X shall be deemed to be an assumption by the Transferee of the obligations of the transferring party under this Agreement.
The transferring party shall not in any event be released, relieved or discharged of or from any of the obligations assumed under this Agreement unless specifically agreed to by the non-transferring party.

         10.5 MERGERS AND ACQUISITIONS. Notwithstanding any provision of this Agreement to the contrary, neither FOCAS nor ELI shall be restricted or prohibited by this Agreement from participating in or completing any mergers with or acquisitions of businesses similar to or comparable in nature with the business in which they are now engaged, provided that the successor by merger to either FOCAS or ELI shall be subject to the terms, covenants and conditions of this Agreement and shall be deemed to have assumed all obligations of the merging party hereunder.

                                   ARTICLE XI
                                  CONDEMNATION

         11.1 TAKING. Should any portion of the Towers, the Substation Sites or the Right of Way owned or controlled by a Utility Company be the subject of a Taking, the Revocable License or the Irrevocable License, as then applicable, granted to ELI under the terms of the applicable Utility Agreement, to the extent appropriated by such Taking, shall terminate. In the event of a Taking, the Cable Route shall be relocated as provided in Sections 7.5, 7.6 and 7.7.

         11.2 NOTICE OF TAKING. ELI shall promptly notify FOCAS of any Taking threatened or filed against any portion of the Towers, the Substation Sites or the Right of Way. Under the terms of the Utility Agreements, the applicable Utility Company, to the extent reasonably available, is required to procure alternate Right of Way within which the System may be relocated following such Taking. FOCAS shall cooperate with ELI and the applicable Utility Company to relocate any portion of the System affected by a taking, whether before or after the completion of the installation of the Cable.

                                   ARTICLE XII
                         ENVIRONMENTAL HAZARD LIABILITY

         12.1 RESPONSIBILITIES OF FOCAS. If any Hazardous Substance is unlawfully introduced or released by FOCAS or any of its contractors or subcontractors which affects any portion of the System, FOCAS shall defend, indemnify and hold ELI and the applicable Utility Company harmless from and against any and all expenses, claims, fines and actions arising out of the existence, introduction or release of any such Hazardous Substance, including, without limitation, attorney fees and costs. In addition, FOCAS shall also bear all costs of removing, neutralizing, containing or otherwise remediating any such Hazardous Substance.

         12.2 RESPONSIBILITIES OF ELI. If any Hazardous Substance is unlawfully introduced or released by ELI or any of its contractors or subcontractors which affects any portion of the System, ELI shall defend, indemnify and hold FOCAS and the applicable Utility Company harmless from and against any and all expenses, claims, fines and actions arising out of the existence, introduction or release of any such Hazardous Substance, including, without limitation, attorney fees and costs. In addition, ELI shall also bear all costs of removing, neutralizing, containing or otherwise remediating any such Hazardous Substance.

         12.3 WARNING. The California Health and Safety Code requires businesses to provide warnings prior to exposing individuals to material listed by the Governor of California as chemicals "known to the State of California to cause cancer, birth defects or reproductive harm." The Utility Companies use or may use chemicals on the Governor's list at many of their facilities and locations. Accordingly, in exercising its rights and performing the work or services contemplated by this Agreement, FOCAS and its contractors and subcontractors and their respective employees and agents may be exposed to chemicals on the Governor's list. FOCAS shall be responsible for notifying all such persons that work performed hereunder may result in exposures to chemicals on the Governor's list.

                                  ARTICLE XIII
                             LIABILITY AND INDEMNITY

         13.1 FOCAS INDEMNITY. FOCAS shall indemnify, defend and hold harmless ELI, its parent corporation, officers, agents and employees (the "ELI Indemnitees") of and from any claim, demand, lawsuit, or action of any kind for injury to or death of persons, including, but not limited to, employees of FOCAS or ELI, and damage or destruction of property, including, but not limited to, property of FOCAS, any Utility Company or ELI, or other loss or damage incurred by ELI, arising out of: (a) negligent acts or omissions or willful misconduct of FOCAS, its agents, officers, directors, employees or contractors; or (b) the breach by FOCAS of any of its obligations under this Agreement. The obligation to indemnify shall extend to and encompass all costs incurred by ELI and any ELI Indemnitee in defending such claims, demands, lawsuits or actions, including, but not limited to, attorney, witness and expert witness fees, and any other litigation related expenses. FOCAS's obligations pursuant to this Section 13.1 shall not extend to claims, demands, lawsuits or actions for liability to the extent attributable to the negligence or willful misconduct of ELI, the ELI Indemnitees, or their respective contractors, successors or assigns, or to the acts of third-parties. FOCAS shall pay any cost that may be incurred by ELI or the ELI Indemnitees in enforcing this indemnity, including reasonable attorney fees.

         13.2 ELI INDEMNITY. ELI shall indemnify, defend and hold harmless FOCAS, its officers, agents and employees (the "FOCAS Indemnitees") of and from any claim, demand, lawsuit, or action of any kind for injury to or death of persons, including, but not limited to, employees of FOCAS or ELI, and damage or destruction of property, including, but not limited to, property of either FOCAS or ELI, or other loss or damage incurred by FOCAS, arising out of: (a) negligent acts or omissions or willful misconduct of ELI, its agents, officers, directors, employees or contractors; or (b) the breach by ELI of any of its obligations under this Agreement. The obligation to indemnify shall extend to and encompass all costs incurred by FOCAS and any FOCAS Indemnitee in defending such claims, demands, lawsuits or actions, including, but not limited to, attorney, witness and expert witness fees, and any other litigation related expenses. ELI's obligations pursuant to this Section 13.2 shall not extend to claims, demands, lawsuits or actions for liability to the extent attributable to the negligence or willful misconduct of FOCAS, the FOCAS Indemnitees, or their respective contractors, successors or assigns, or the acts of third-parties. ELI shall pay any cost that may be incurred by FOCAS or the FOCAS Indemnitees in enforcing this indemnity, including reasonable attorney fees.

         13.3 NO CONSEQUENTIAL DAMAGES. NOTWITHSTANDING ANY PROVISION IN THIS AGREEMENT TO THE CONTRARY, NEITHER FOCAS NOR ELI SHALL BE LIABLE TO THE OTHER FOR INCIDENTAL, CONSEQUENTIAL, SPECIAL, PUNITIVE OR INDIRECT DAMAGES, INCLUDING WITHOUT LIMITATION, LOSS OF USE, LOSS OF PROFITS, COST OF CAPITAL OR INCREASED OPERATING COSTS, ARISING OUT OF THIS TRANSACTION WHETHER BY REASON OF CONTRACT, INDEMNITY, STRICT LIABILITY, NEGLIGENCE, INTENTIONAL CONDUCT, BREACH OF WARRANTY OR FROM BREACH OF THIS AGREEMENT. The foregoing provision shall not prohibit FOCAS or ELI from seeking and obtaining general contract damages for a breach of this Agreement, including, without limitation, the payment or application of any monetary obligation described in Article IV.

         13.4 DEFENSE OF CLAIMS. Either FOCAS or ELI as the indemnifying party hereunder shall have the right to defend the other by counsel of the indemnifying party's selection reasonably satisfactory to the indemnified party, with respect to any claims within the indemnification obligations of this
Article XIII. FOCAS and ELI shall give each other prompt notice of any asserted claims or actions indemnified against, shall cooperate with each other in the defense of any such claims or actions, and shall not settle any such claims or actions without the prior written consent of the other.

         13.5 THIRD-PARTY CLAIMS. Except as set forth in Sections 10.2, 13.1 and 13.2, nothing in this Agreement shall be construed to create rights in, or duties or liabilities to, or any standard of care with reference to, or to grant remedies to, any person or entity not a party to this Agreement. FOCAS and ELI by entering into this Agreement do not hold themselves out as furnishing like or similar services to any other person or entity.

         13.6 SURVIVAL.  The  obligations  of the respective  parties under this
Article XIII shall survive the expiration or earlier termination of this Agreement.

         13.7 APPLICABILITY OF LIABILITY LIMITATIONS. The waivers and disclaimers of liability, releases from liability, exclusive remedy provisions, and (except as expressly stated to the contrary therein) indemnity and hold harmless provisions expressed throughout this Agreement shall: (a) apply even in the event of the fault, negligence (in whole or in part), strict liability, or breach of contract of the party released or whose liability is waived, disclaimed, limited, apportioned or fixed by such exclusive remedy provision, or who is indemnified or held harmless; and (b) extend to the Affiliates, parent corporations, directors, officers, employees and agents of both FOCAS and ELI. Such provisions shall continue in full force and effect notwithstanding the completion, termination, suspension, cancellation or rescission of this
Agreement, or termination of the rights and privileges granted by this Agreement. No parent corporation, officer, director, employee, agent or other individual representative of either FOCAS or ELI shall be personally responsible for any liability arising under this Agreement.

         13.8 CLAIMS AGAINST THIRD-PARTIES. Nothing contained herein shall operate as a limitation on the right of either FOCAS or ELI to bring an action for damages against any third-party, including indirect, special or consequential damages, based on any acts or omissions of such third-party as such acts or omissions may affect the construction, operation or use of the Commercial Fibers, the Dark Fibers or the System. FOCAS and ELI shall reasonably cooperate with each other, including, without limitation, executing documents and doing whatever else may be reasonably appropriate to enable the other to pursue any such action against such third-party. Each of FOCAS and ELI shall assign such rights of claims, execute such documents and to whatever else may be reasonably necessary to enable the other to pursue any such action against such third-party. The provisions of this Section 13.8, however, shall not permit either FOCAS or ELI to bring an action for damages against a third-party for indirect, special or consequential damages if such third-party, directly or through one or more intermediate parties, pursuant to this Agreement, has a right of indemnification, impleader, cross claim, contribution, or other right of recovery against FOCAS or ELI.

         13.9 ANTI-INDEMNITY STATUTE. FOCAS and ELI are aware of the provisions of Section 2782 of the California Civil Code. FOCAS and ELI have negotiated and agreed to the provisions of this Agreement that address the apportionment of risk, such as the warranty, insurance and liability provisions of this Agreement. For adequate consideration both FOCAS and ELI have concluded this Agreement with the intent that the apportionment of risk in this Agreement be valid and binding under such code section and the laws of California in general.

                                   ARTICLE XIV
                                  FORCE MAJEURE

         14.1 EXCUSE OF PERFORMANCE. Notwithstanding anything in this Agreement to the contrary, neither FOCAS nor ELI shall be liable or responsible for a delay or failure in performing or carrying out any of its obligations (other than its obligations to make payments under Article IV) under this Agreement caused by a Force Majeure Event (as defined below).

         14.2 DEFINITION. The term "Force Majeure Event" as used in this Agreement shall mean any cause beyond the reasonable control of FOCAS or ELI, as applicable, or beyond the reasonable control of any of their respective contractors, subcontractors, suppliers or vendors, including without limitation:

                      (a) ACTS OF GOD. Acts of God, including, but not necessarily limited to, lightning, earthquakes, adverse weather of greater duration or intensity than normally expected for the job area and time of year, fires, explosions, floods, other natural catastrophes, sabotage, acts of a public enemy, wars, blockades, embargoes, insurrections, riots or civil disturbances;

                      (b) LABOR DISPUTES. Labor disputes, including, but not necessarily limited to, strikes, work slowdowns, work stoppages or labor disruptions, labor or material shortages, or delays or disruptions of transportation;

                      (c) COURT  ORDERS.  Orders and  judgments  of any federal,
         state  or  local  court,   administrative  agency  or  government  body
         materially and adversely affecting use of the Revenue Sharing Route;

                      (d) GOVERNMENT OR REGULATORY AGENCIES. Orders or judgments of any government or regulatory agency materially and adversely affecting use of the Revenue Sharing Route.

                      (e) INDEPENDENT SYSTEM OPERATOR. Actions of any Independent System Operator having operational control over any Utility Company's electric transmission system which materially and adversely affects the use of the System;

                      (f) CHANGE IN LAW. The adoption of or change in any federal, state or local laws, rules, regulations, ordinances, permits or licenses, or changes in the interpretation of such laws, rules, regulations, ordinances, permits or licenses, by a court or public agency having appropriate jurisdiction after the date of the execution of this Agreement which make performance hereunder unlawful, impossible, or economically infeasible or which frustrates the purpose and intent of this Agreement; or

                      (g) GOVERNMENT APPROVALS. Any suspension, termination, interruption, denial or failure to issue or renew by any government authority or other party having approval rights of any Approval required or necessary hereunder for the construction, installation or operation of the System or for either party to perform its obligations hereunder, except when such suspension, termination, interruption, denial or failure to issue or renew results from the negligent act or failure to act of the party claiming the occurrence of a Force Majeure Event.

         14.3 CONTINUANCE AFTER FORCE MAJEURE EVENT. If either FOCAS or ELI cannot fulfill any of its obligations under this Agreement by reason of a Force Majeure Event, such party shall promptly notify the other and shall exercise due diligence to remove such inability with all reasonable dispatch; provided, that nothing contained in this Section 14.3 shall be construed as requiring FOCAS or ELI to settle any strike, work stoppage or other labor dispute in which it may be involved, or to accept any permit, certificate, license or other Approval on terms deemed unacceptable to such party, or to enter into any contract or other undertaking on terms which the party deems to be unduly burdensome or costly.

                                   ARTICLE XV
                             DEFAULT AND TERMINATION

         15.1  TERMINATION   EVENTS.  The  occurrence  and  continuance  of  the
following events may result in the termination of this Agreement, subject to the provisions of this Article XV:

                      (a) CHANGE OF CONDITIONS. A change of conditions under which FOCAS, ELI or any portion of the Revenue Sharing Route operates which is beyond the control of the parties such that the Revenue Sharing Route, or any material portion thereof, cannot continue to operate as contemplated by the terms of this Agreement, including, without limitation:

                           (1) A change in the  financial  condition of FOCAS or
                  ELI that materially and adversely affects the ability of FOCAS or ELI to perform in accordance with the terms, covenants and conditions of this Agreement;

                           (2) The  occurrence  of an  event of  casualty  which
                  results in the physical destruction of ten percent (10%) or more of the Revenue Sharing Route;

                           (3) Changes in law or in the  regulatory  environment
                  that materially and adversely affect the use of any portion of the Revenue Sharing Route;

                           (4) Actions by an  Independent  System  Operator that
                  materially and adversely affect the use of any portion of the Revenue Sharing Route;

                           (5) The  occurrence  of a Force  Majeure  Event  that
                  renders FOCAS or ELI unable to perform its material obligations under this Agreement for a continuous period of six (6) months;

                           (6) The  inability  of a  Utility  Company  or ELI to
                  obtain any required material Approvals for the use and occupation of the Right of Way and the Towers by the System;

                           (7) The  inability  of a Utility  Company or FOCAS to
                  obtain any required material Approvals for the installation of the Cable, the Cable Accessories and the Connecting Points; or

                           (8) The  termination of any Utility  Agreement  other
                  than due to a default by ELI thereunder.

                      (b) DEFAULT. A material default under the terms, covenants or conditions of the Initial Agreement by FOCAS or ELI, or a material default under the terms, covenants or conditions of this Agreement by either FOCAS or ELI, including, without limitation:

                           (1) The  failure  of either  FOCAS or ELI to make any
                  payment required under the terms of this Agreement when due;

                           (2) Either  FOCAS or ELI  announces  to the other its
                  intention to terminate this Agreement for strategic or other reasons that are unrelated to the parties' performance under this Agreement;

                           (3) The  willful  failure  by either  FOCAS or ELI to
                  perform its obligations under the terms of this Agreement;

                           (4) Either FOCAS or ELI, by willful acts or omissions, places either itself or the Revenue Sharing Route or any portion thereof in a position or condition which violates the terms, covenants and conditions of this Agreement or effectively terminates this Agreement, including, without limitation, a willful failure to cure a default after having received written notice thereof from the other party; or

                           (5) Either FOCAS or ELI becomes insolvent, is dissolved or liquidated, files or has filed against it a petition in bankruptcy, reorganization, dissolution or liquidation or similar action (which in the case of an involuntary filing against a party is not stayed or dismissed within ninety (90) days after the filing thereof), or is adjudicated a bankrupt, or has a receiver appointed for its assets.

         15.2 ACTIONS FOLLOWING OCCURRENCE OF TERMINATION EVENT. Should any termination event described in Section 15.1 occur, FOCAS and ELI shall have the following rights and obligations:

                      (a) CHANGE OF CONDITIONS. If the termination event is a change in conditions described in Section 15.1(a), FOCAS and ELI shall meet expeditiously to discuss and negotiate in good faith the effect of the changed condition on this Agreement, their respective performance obligations hereunder, and their ability to perform under the terms, covenants and conditions of this Agreement. By mutual consent, FOCAS and ELI may terminate this Agreement, or modify this Agreement to address and account for the changed condition in a mutually acceptable manner. If FOCAS and ELI cannot agree on a solution to the effect of the changed condition, either party, by written notice to the other, may elect to terminate this Agreement; provided that nothing herein shall abrogate, reduce, alter, or adversely affect the right of either FOCAS or ELI to receive, or their respective obligations to make, the payments required by Article IV.

                      (b) DEFAULT. If the termination event is a default described in Section 15.1(b), the nondefaulting party shall give written notice of such occurrence to the defaulting party. The defaulting party shall be given a reasonable time to cure any breach or default as follows:

                           (1) In the case of a monetary default, the defaulting
                  party shall have thirty (30) days after receipt of the written notice in which to effectuate a cure.

                           (2) In the case of a nonmonetary default, the defaulting party shall have sixty (60) days after receipt of the written notice in which to effectuate a cure. If the nonmonetary default cannot be corrected within such sixty (60) day period, the defaulting party shall have an additional reasonable time in which to effectuate a cure, provided the defaulting party commences corrective action within the original sixty (60) day period and thereafter diligently prosecutes the corrective action to completion. If the defaulting party does not timely cure the breach or default within the time periods specified above, the nondefaulting party may elect to terminate this Agreement by providing written notice of such election to the defaulting party.

                      (c) REMEDIES. In the event of an uncured breach or default described in Section 15.1(b), the nondefaulting party shall have available to it all legal remedies available at law or in equity for breach of contract, including, without limitation, general contract damages.

         15.3 NO RELEASE. No termination or expiration of this Agreement or the rights granted hereunder shall release either FOCAS or ELI, as applicable, from any liability or obligation (whether for the Quarterly Payment or other payments described in Article IV, payments of indemnity or otherwise) which may have become due, attached or accrued prior to, or which become due, attach or accrue at the time or by reason of, such termination or expiration.

                                   ARTICLE XVI
                               DISPUTE RESOLUTION

         16.1 DISPUTE RESOLUTION. Except as may otherwise be set forth expressly herein, all disputes arising under this Agreement shall be resolved as set forth in this Article XVI.

         16.2 NEGOTIATION AND MEDIATION. FOCAS and ELI shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiations between a Vice President of FOCAS or his or her designated representative and an executive of similar authority of ELI. Either FOCAS or ELI may give the other party written notice of any dispute. Within twenty (20) days after delivery of such notice, the designated executives shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary to exchange information and to attempt to resolve the dispute. If the matter has not been resolved within thirty (30) days of the first meeting, either FOCAS or ELI may initiate a mediation of the controversy. The mediation shall be facilitated by a mediator that is acceptable to both parties and shall conclude within sixty (60) days of its commencement, unless FOCAS and ELI agree to extend the mediation process beyond such deadline. Upon agreeing on a mediator, FOCAS and ELI shall enter into a written agreement for the mediation services. The mediation shall be conducted in accordance with the Commercial Mediation Rules of the American Arbitration Association.

         16.3 CONFIDENTIALITY. All negotiations and any mediation conducted pursuant to Section 16.2 shall be confidential and shall be treated as compromise and settlement negotiations, to which Section 1152.5 of the
California Evidence Code shall apply, which Section is incorporated in this Agreement by reference.

         16.4 INJUNCTIVE RELIEF. Notwithstanding the foregoing provisions, either FOCAS or ELI may seek a preliminary injunction, other provisional judicial remedy, or other equitable remedies if in its judgment such action is necessary to avoid irreparable damage or to preserve the status quo.

         16.5 CONTINUING OBLIGATION. FOCAS and ELI shall continue to perform their obligations under this Agreement pending final resolution of any dispute arising out of or relating to this Agreement.

         16.6 FAILURE OF MEDIATION. If FOCAS and ELI, after good faith efforts to mediate a dispute under the terms of this Agreement (as provided in Section 16.2), cannot agree to a resolution of the dispute either party may pursue whatever legal remedies may be available to such party, at law or in equity, before a court of competent jurisdiction and with venue as provided in Section 17.7.

                                  ARTICLE XVII
                                  MISCELLANEOUS

         17.1 AMENDMENTS. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally and may only be modified or amended by an instrument in writing, signed by both FOCAS and ELI.

         17.2 BINDING EFFECT. This Agreement shall be binding upon FOCAS, ELI and their respective successors and assigns. This Agreement shall inure to the benefit of FOCAS, ELI and, to the extent provided in Article X, their respective successors and assigns.

         17.3 WAIVERS. The failure by FOCAS or ELI at any time or times hereafter to require strict performance by the other of any of the undertakings, agreements or covenants contained in this Agreement shall not waive, affect or diminish any right of FOCAS or ELI under this Agreement to demand strict compliance and performance therewith. None of the undertakings, agreements or covenants of FOCAS and ELI under this Agreement shall be deemed to have been waived unless such waiver is evidenced by an instrument in writing signed by the party to be charged specifying such waiver.

         17.4 NOTICES. Unless otherwise specifically provided in this Agreement, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, or sent by courier or United States certified mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy, or five
(5) days after deposit in the United States mail, with postage prepaid and properly addressed, as follows:

         If to FOCAS, to:                   FOCAS, Inc.
                                            1685 Bluegrass Lakes Parkway
                                            Alpharetta, Georgia 30201
                                            Attn:    Jack Bottoms
                                            Telephone:      (770) 664-4949
                                            Facsimile:      (770) 664-4379

         With copy to:                      Cookson America, Inc.
                                            1 Cookson Place
                                            Providence, Rhode Island 02903
                                            Attn:    James V. Rosati
                                            Telephone:      (401) 521-1000
                                            Facsimile:      (401) 521-5273

         If to ELI, to:                     Electric Lightwave, Inc.
                                            8100 N.E. Parkway Drive, #200
                                            Vancouver, Washington 98662
                                            Attn:    Legal Department
                                            Telephone:      (360) 892-1000
                                            Facsimile:      (360) 816-3821

Such addresses may be changed by notice to the other party given in the same manner as above provided.

         17.5 SEVERABILITY. If any term or provision of this Agreement shall, to any extent, be determined by a court of competent jurisdiction to be void, voidable or unenforceable, such void, voidable or unenforceable term or provision shall not affect any other term or provision of this Agreement.

         17.6 INTERPRETATION. Whenever the context shall require, the plural shall include the singular, the whole shall include any part thereof, and any gender shall include both other genders. The article, section and subsection headings contained in this Agreement are for purposes of reference only and shall not limit, expand or otherwise affect the construction of any provisions hereof. All references in this Agreement to articles, sections and subsections, unless expressly noted otherwise, are to articles, sections and subsections contained in this Agreement. Unless the context requires otherwise, references in this Agreement to "party" shall be to either FOCAS or ELI, as applicable, and references to "parties" shall be to both FOCAS and ELI.

         17.7 GOVERNING LAW AND CHOICE OF FORUM. This Agreement and all matters relating hereto shall be governed by, construed and interpreted in accordance with the laws of the State of California. Any mediation under this agreement shall be held in the State of California, County of San Francisco. Jurisdiction for any disputes arising out of this Agreement shall be exclusively in the courts of the State of California, state or federal, and any litigation shall be brought in San Francisco County, California.

         17.8 COMMISSIONS. FOCAS and ELI shall indemnify and hold each other harmless (including attorney fees and costs) from and against any and all claims for brokerage and finder's fees or commissions which may be asserted against the other based on the actions or omissions of the indemnifying party. FOCAS and ELI shall each pay any fees or compensation due to their respective consultants as advisors, if any, with respect to this transaction.

         17.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute only one instrument.

         17.10 ATTORNEY FEES. FOCAS and ELI agree that should either of them default in any of the covenants or agreements contained herein, the defaulting party shall pay all costs and expenses, including reasonable attorney fees and costs, incurred by the nondefaulting party to protect its rights hereunder, regardless of whether an action is commenced or prosecuted to judgment.

         17.11 COSTS. Except as otherwise set forth in this Agreement, FOCAS and ELI shall each be responsible for its own costs, including legal fees, incurred in negotiating and finalizing this Agreement.

         17.12 NO THIRD-PARTY BENEFICIARIES. Except as otherwise expressly provided in this Agreement, the terms, covenants and conditions of this Agreement, shall not be construed as being for the benefit of any person who is not a signatory to this Agreement.

         17.13 ENTIRE AGREEMENT. This Agreement expresses the entire understanding of FOCAS and ELI relating to the subject matter hereof. All prior understandings, written or oral, with respect to such subject matter are hereby merged herein and superseded.

         17.14 SURVIVAL. In addition to the survival provisions set forth elsewhere in this Agreement, those Articles or Sections of this Agreement which by their nature should survive expiration or other termination of the Agreement, include Section 5.7 (Warranty of Work), Section 6.14 (Warranty of Work), Section
8.3 (Confidentiality), Article XIII (Liability and Indemnity), Section 15.2 (Actions Following Occurrence of Termination Event), and Section 15.3 (No Release).

         17.15 EXHIBITS. The exhibits to this Agreement referenced above are an integral part of the agreement and understanding of the parties and are incorporated in this Agreement by reference. Any exhibits referred to above in this Agreement which are not attached hereto as of the Effective Date may be attached to this Agreement following the Effective Date when approved as to form by both FOCAS and ELI. The omission of any of the exhibits from this Agreement as of the Effective Date shall not affect the enforceability of this Agreement.

         DATED effective as of the date first above written.


                       FOCAS:

                       FOCAS, INC., a Delaware corporation


                       By: /s/ James Rosati
                       Title:  Chairman


                       ELI:

                       ELECTRIC LIGHTWAVE, INC., a Delaware corporation


                       By: /s/ Daryl A. Ferguson
                       Title: Chief Executive Officer


G:\5093\194\POST0505.AGR

                                   EXHIBIT "A"

                          ACCEPTANCE TESTING STANDARDS
                          ----------------------------


FOCAS shall meet or exceed the Acceptance Testing Standards set forth below.

ELI Network Span and Final Acceptance Requirements:

1.0 Design Criteria:

The number of cable splices at the time of original construction must be designed to an average of 4 km between splices. Due to cable cuts, and cable relocation, additional splices are allowed. The number of splices must be closely monitored to insure attenuation and reflection tolerances are maintained. FOCAS will endeavor to keep the number of splices in a span to a minimum.

Construction:

Cable must be constructed in accordance with sound commercial practices. The National Electrical Code shall be followed in every case except where local regulations are more stringent, in which case local regulations shall govern.

2.0 Typical Fiber Cable Information:

Single mode fiber specifications may vary, depending on the fiber manufacturer. Typical levels of 0.40 dB per Km @ 1310nm and 0.30 per Km @ 1550nm are expected.

3.0 Span Requirements:

Span documentation must be performed using the two following methods: OTDR (optical time domain reflectometer) and insertion loss (stabilized light source and power meter) measurement in each direction at 1550nm wavelength.

          o Maximum total span loss must not exceed 35.0 dB at 1550nm for a 100 Km span.

          o Maximum dB/Km loss must not exceed 0.30 dB/Km at 1550nm excluding splices

          o In no case shall a fiber show a point discontinuity greater than 0.1dB. Discontinuities (known as steps, or attenuation non-uniformities) shall be measured with an optical time domain reflectometer (OTDR) to determine the loss of the localized attenuation. The lease squares fit method of measurement must be used to determine the magnitude of the loss of a point discontinuity.

          o Span loss will be the sum of cable loss in dB/Km plus System splice loss in dB. The test results will be submitted to ELI in a format approved by ELI.

          o Maximum span dispersion = 2250 ps/mn/Km for a 100 Km span. o Performance levels at the time of acceptance must be maintained at all times. o Test data including OTDR hard copies or electronic data must be submitted to Common System Engineering before Final Acceptance. ELI, at its discretion, may choose to physically monitor any or all testing associated with Final Acceptance of the Commercial Fibers.

In the event the measured span measured values exceeds the calculated values, FOCAS will perform corrective maintenance as required to restore the Commercial Fibers to the calculated values.

4.0 Splice Loss:

The splice loss will average 0.10dB @ 1550 nm. All splicing will be performed by FOCAS. Further, no individual splice will exceed 0.30dB. Splices shall be measured using bi-directional methods to average absolute splice loss. All fiber splicing must be fusion type. The test results will be submitted to ELI in a format approved by ELI.

5.0 Compliance:

ELI, at its discretion, may choose to physically monitor any or all testing associated with acceptance of the Commercial Fibers. Test data including OTDR hard copies or electronic data must be submitted to ELI for review. Traces will be taken on each fiber after all work is completed, bi-directionally, at 1310 nm and 1550 nm, and submitted on 3 1/2 inch floppy disks. Filenames will be approved by the Project Engineer prior to traces being submitted. ELI has the option to waive any specifications and/or requirements listed in the technical specification criteria.

6.0 Waivers:

FOCAS must provide Cable with attenuation of not greater than 0.30 dB/Km @ 1550nm and will not be required to perform corrective maintenance under 0.30dB to reduce span attenuation.

7.0 Key Optical  Performance  Characteristics  Required for Single-Mode  Optical
Cables:

                                       A2

7.1 Attenuation Single Mode Non-Shifted:

          o The attenuation must not exceed 0.30 dB/Km when measured at a wavelength of 1.55 microns (1550nm) using the two point measurement. o The attenuation must not exceed 0.40 dB/Km when measured at a wavelength of 1.30 microns (1310nm) using the two point measurement.

7.2 Attenuation Single Mode Dispersion Shifted:

          o    The  attenuation  must not exceed  0.30 dB/Km when  measured at a
               wavelength  of  1.55  microns   (1550nm)   using  the  two  point
               measurement.

7.3 Attenuation versus Wavelength Single-Mode and Dispersion Shifted:

          o The attenuation for the wavelength region form 1525 nm to 1575 nm must not exceed the attenuation at 1550 nm by more than 0.05 dB/Km.

7.4 Chromatic Dispersion Non-Dispersion Shifted (ps/nm-km):

          o For conventional single mode fibers, the zero dispersion wavelength must be 1300 to 1322.5nm. The maximum dispersion slope (SoMAX) must be no greater than 0.092ps/(km-nm squared). The nominal zero dispersion wavelength must be near 1310nm zero dispersion range. The dispersion between 1530 and 1570 nm must be less than or equal to 18 ps/(nm km).

7.5 Cutoff Wavelength:

          o The cutoff wavelength of cabled fiber must be less than 1260 nm.

7.6 Core Diameter:

          o The core diameter must be typically 8.30 plus or minus 0.13.

7.7 Temperature:

          o Cable operating temperature range -40(degree) C to +85(degree) C.

FOCAS will insure that the Cable and related appurtenances meet all of the above optical performance characteristics operating systems power level.

                                       A3

                                   EXHIBIT "B"

                                   CABLE ROUTE
                                   -----------



An approximate description of the Cable Route is set out below:


Utility Company                     Route Description

PacifiCorp                          *

PG&E                                *

Southern California                 *



*  Confidential   information  has  been  omitted  pursuant  to  a  request  for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

                                   EXHIBIT "C"

                              CABLE SPECIFICATIONS
                              --------------------


                            SINGLE-MODE OPTICAL FIBER


GENERAL

The fiber is optimized for use in the 1310 nm wavelength region. The information-carrying capacity of the fiber is at its highest in this transmission window; it is also where dispersion is the lowest. The fiber can also be effectively used in the 1550 nm wavelength region.

The fiber coating is optimized for use in many single and multi-fiber cable designs including loose tube, ribbon, slotted core and tight buffer cables. The fiber coating shall provide fiber protection and must be easy to work with. The fiber coating must be capable of mechanical stripping with an outside diameter of at least 245 (mu)m.

The fiber is manufactured using the Outside Vapor Deposition (OVD) process, which produces a totally synthetic, ultra-pure fiber. As a result, the fiber has consistent geometric properties, high strength and low attenuation. The Vapor Axiel Deposition (VAD) process may also be used.

GENERAL FEATURES AND BENEFITS

     o  Versatility in 1310 nm and 1550 nm applications.

     o Geometrical properties that allow for low splice loss and high splice yields.

     o OVD and VAD manufacturing reliability and product consistency.

     o Optimized for use in ribbon, loose tube and other common cable designs.



OPTICAL SPECIFICATIONS

Attenuation

------------------------------------------------

Uncabled Fiber Attenuation Cells                 Point Discontinuity
------------------------------------------------
------------------------- ----------------------

                             Attenuation Cells   No point of discontinuity greater than 0.10 dB at either 1310 nm
                                  (dB/km)        or 1550 nm.
------------------------- ----------------------
------------------------- ----------------------

Wavelength (nm)                  Standard
------------------------- ----------------------
------------------------- ----------------------

                           Less than or equal to
         1310                       0.40         Attenuation at the Water Peak
------------------------- ----------------------
------------------------- ----------------------

                           Less than or equal to
         1550                       0.30         The attenuation at 1383 plus or minus 3 nm shall not exceed 2.1 dB/km.
------------------------- ----------------------

--------------------------------------------------------------

Attenuation vs. Wavelength
--------------------------------------------------------------
--------------------- ------------------- --------------------

       Range                Ref. lambda      Max Increase       The attenuation in a given wavelength range does
       (nm)                  (nm)            alpha (dB/km)      not exceed the attenuation of the reference
                                                                wavelength (lambda) by more than the value alpha.
--------------------- ------------------- --------------------
--------------------- ------------------- --------------------

     1285-1330               1310                0.1
--------------------- ------------------- --------------------
--------------------- ------------------- --------------------

     1525-1575               1550                0.05
--------------------- ------------------- --------------------

-----------------------------------------------------------------------------

Attenuation With Bending
-----------------------------------------------------------------------------
-------------------- ----------------- ----------------- --------------------

     Mandrel             Number of        Wavelength           Induced              The induced attenuation due to
    Diameter               Turns             (nm)            Attenuation            fiber wrapped around a mandrel
      (nm)                                                      (dB)                of a specified diameter.
-------------------- ----------------- ----------------- --------------------
-------------------- ----------------- ----------------- --------------------

                                                         Less than or equal to
       32                    1               1550               0.50
-------------------- ----------------- ----------------- --------------------
-------------------- ----------------- ----------------- --------------------

                                                          Less than or equal to
       75                   100              1310               0.05
-------------------- ----------------- ----------------- --------------------
-------------------- ----------------- ----------------- --------------------

                                                          Less than or equal to
       75                   100              1550               0.10
-------------------- ----------------- ----------------- --------------------

o  Cable Cutoff Wavelength (lambda ccf)                   o    Mode-Field Diameter
    (lambda ccf) less than 1260 nm                             9.30 plus or minus 0.50 mu m at 1310 nm
                                                              10.50 plus or minus 1.00 mu m at 1550 nm
o  Dispersion
    Zero Dispersion Wavelength (lambda o):  1300 nm Less than or equal to (lambda o) Less than or equal to 1322 nm

    Zero Dispersion Slope (So):  Less than or equal to 0.092 ps/(nm squared times km)

    Fiber Polarization Mode Dispersion Coefficient (PMD): Less than or equal to 0.5 psec divided by square root km


                                       C2



--------------------------------------------------------------------------------------------------------------------

                             Dispersion Calculation
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------


The agreement sets forth a detailed calculation of dispersion.

--------------------------------------------------------------------------------------------------------------------


ENVIRONMENTAL SPECIFICATIONS

------------------------------------------ --------------------------------

          Environmental Test                   Induced                      Operating Temperature Range
               Condition                     Attenuation                    -60(degree)C to +85(degree)C
                                               (dB/km)
------------------------------------------ --------------------------------
------------------------------------------ -------------- -----------------

                                               1310 nm         1550 nm
------------------------------------------ -------------- -----------------
------------------------------------------ -------------- -----------------

                                             Less than or    Less than or
                                               equal to        equal to
Temperature Dependence                          0.05             0.05
-60(degree)to +85(degree)C
------------------------------------------ -------------- -----------------
------------------------------------------ -------------- -----------------

                                             Less than or    Less than or
                                               equal to        equal to
Temperature-Humidity Cycling                    0.05             0.05
-10(degree)C to +85(degree)C, up to 98% RH
------------------------------------------ -------------- -----------------
------------------------------------------ -------------- -----------------
                                             Less than or    Less than or
                                               equal to        equal to
Water Immersion, 23(degree)C                    0.05            0.05
------------------------------------------ -------------- -----------------
------------------------------------------ -------------- -----------------
                                             Less than or    Less than or
                                               equal to        equal to
Heat Aging, 85(degree)C                         0.05            0.05
------------------------------------------ -------------- -----------------


DIMENSIONAL SPECIFICATIONS

Standard Length (km/reel):   2.2 - 25.0


Glass Geometry                                                   Coating Geometry
Fiber Curl: greater than equal to 2.0 m radius of curvature      Coating Diameter:  245 plus or minus 10 mu m
Cladding Diameter:   125.0 + 1.0 mu m          Coating-Cladding Concentricity:  less than 12 mu m
Core-Clad Concentricity: less than or equal to 0.8 mu m
Cladding Non-Circularity: less than 1.0%

Defined as:        1- (Min. Cladding Diameter divided by Max. Cladding Diameter) x 100


                                       C3



MECHANICAL SPECIFICATIONS

Proof Test:
The entire length of fiber is subjected to a tensile proof stress greater than or equal to 100 kpsi (0.7 GN/m squared)

Cable Selection:
The Cable jacket shall comply with applicable  National  Electrical  Safety Code
(NESC) standards for storm loading.


PERFORMANCE CHARACTERIZATIONS Characterized parameters must be typical values.

Core Diameter:                               Refractive Index Difference:
8.3 mu m                                                0.36%

Numerical Aperture:                                   Effective Group Index of Refraction (Neff):
0.13                                                  1.4675 or 1.466 at 1310 nm
NA measured at the one percent power angle of a       1.4681 or 1.467 at 1550 nm
one-dimensional far-field scan at 1310 nm.

Zero Dispersion Wavelength (lambda omicron):          Fatigue Resistance Parameter (nd):
1312 nm                                               greater than or equal to 20

Zero Dispersion Slope (S omicron):                    Coating Strip Force:
0.092 ps divided by (nm2 times km)                    Dry:     greater than 0.3 lbf and less than 2.0 lbf
                                                      Wet:     14 days room temperature:   0.7 lbs. (3.2 N)

                                       C4




                                   EXHIBIT "D"

                              PERFORMANCE CRITERIA



--------------------------------------------------------------------------------------------------------------------

          ($ in thousands)
--------------------------------------------------------------------------------------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

         Year (Measured from                       Revenue Forecast                    Performance Criteria
     Completion Date for entire
       Revenue Sharing Route)
---------------------------------------- ------------------------------------- -------------------------------------

Year 1 (months 1-12)                                *                                     *
---------------------------------------- ------------------------------------- -------------------------------------

Year 2 (months 13-24)                               *                                     *
---------------------------------------- ------------------------------------- -------------------------------------

Year 3 (months 25-36)                               *                                     *
---------------------------------------- ------------------------------------- -------------------------------------

Year 4 (months 37-48)                               *                                     *
---------------------------------------- ------------------------------------- -------------------------------------

Year 5 (months 49-62)                               *                                     *
---------------------------------------- ------------------------------------- -------------------------------------

Year 6 (months 63-72)                               *                                     *
---------------------------------------- ------------------------------------- -------------------------------------

Year 7 (months 73-84)                               *                                     *
---------------------------------------- ------------------------------------- -------------------------------------

Year 8 (months 85-96)                               *                                     *
---------------------------------------- ------------------------------------- -------------------------------------

Year 9 (months 97-108)                              *                                     *
---------------------------------------- ------------------------------------- -------------------------------------

Year 10 (months 109-120)                            *                                     *
---------------------------------------- ------------------------------------- -------------------------------------

Year 11 (months 121-132)                            *                                     *
---------------------------------------- ------------------------------------- -------------------------------------

Year 12 (months 133-144)                            *                                     *
---------------------------------------- ------------------------------------- -------------------------------------

Year 13 (months 145-156)                            *                                     *
---------------------------------------- ------------------------------------- -------------------------------------

Year 14 (months 157-168)                            *                                     *
---------------------------------------- ------------------------------------- -------------------------------------

Year 15 (months 169-180)                            *                                     *
---------------------------------------- ------------------------------------- -------------------------------------

Year 16 (months 181-192)                            *                                     *
---------------------------------------- ------------------------------------- -------------------------------------

Year 17 (months 193-204)                            *                                     *
---------------------------------------- ------------------------------------- -------------------------------------

Year 18 (months 205-216)                            *                                     *
---------------------------------------- ------------------------------------- -------------------------------------

Year 19 (months 217-228)                            *                                     *
---------------------------------------- ------------------------------------- -------------------------------------

Year 20 (months 229-240)                            *                                     *
---------------------------------------- ------------------------------------- -------------------------------------

*  Confidential   information  has  been  omitted  pursuant  to  a  request  for confidential  treatment.  Such  material  has  been  filed  separately  with the
Securities and Exchange Commission.






                                   EXHIBIT "E"

                              REVENUE SHARING ROUTE

The revenue sharing route originates in the Portland, Oregon area and terminates in Los Angeles, California, passing through Sacramento and San Francisco,
California.




                                   EXHIBIT "F"

                           UTILITY COMPANY AGREEMENTS

                                [to be completed]

                                   EXHIBIT "G"

                          UTILITY COMPANY SAFETY RULES

                                [to be completed]

                                   EXHIBIT "H"

                                 CABLE WARRANTY



                              FOCAS MANUFACTURER'S
                                LIMITED WARRANTY


           FOCAS warrants that the Cable to be delivered under the foregoing agreement will be of the kind and quality described in the order or agreement and will be free of defects in workmanship or material for a period of three years from the date its installation is completed and accepted by ELI. Should any failure to conform to this warranty appear within such three year period, FOCAS will, upon notification thereof and substantiation that the products have been stored, installed and maintained in accordance with FOCAS's recommendations and standard industry practice, correct such defects by suitable repair to or replacement of the product. THIS WARRANTY IS EXCLUSIVE AND IT IS IN LIEU OF ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OTHER WARRANTY OF QUALITY, WHETHER EXPRESS OR IMPLIED, EXCEPT THE WARRANTY OF TITLE AND AGAINST PATENT INFRINGEMENT. FOCAS SHALL NOT BE LIABLE UNDER ANY CIRCUMSTANCES FOR ANY INDIRECT OR CONSEQUENTIAL DAMAGES TO ANY PARTY WHATSOEVER. FOCAS shall have no obligation or liability of any kind and it is further agreed and understood that the consideration stated for those products described in the foregoing agreement is consideration for the limitation of FOCAS's liability hereunder.